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                                                                                                                  EQUIPMENT LOAN AND
      GE CANADA                                                                                                   SECURITY AGREEMENT

------------------                                                                                                  NO:   4155906001
2300 MEADOWVALE BLVD., SUITE #100                                                                                      -------------
MISSISSAUGA, ONTARIO, L5N 5P9, TEL: (905) 858-4900, FAX: (905) 858-4910

CLIENT:         LAC DES ILES MINES LTD.
ADDRESS:        130 ADELAIDE STREET WEST, SUITE 2116
                TORONTO,ONTARIO                                                 CONTACT:        GEORGE FAUGHT
                M5H 3P5                                                         Tel:            (416) 360-7590
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EQUIPMENT LOCATION (if at address other than above)                             INSURANCE
                                                                                MCLENNAN CANADA LTD.
MAIL: 100 MAIN STEET, P.O. BOX 10547, STATION P (PLEASE SEE SCHEDULE C)
                                                                                161 BAY STREET, CANADA TRUST TOWER, BCE PLACE
THUNDER BAY, ONTARIO, CANADA, P7B 6T9                                           TORONTO
                                                                                M5J2S4
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EQUIPMENT
UNITS    MODEL      YEAR       DESCRIPTION                                                               SERIAL Nos.

                               SEE SCHEDULE A WHICH IS AN INTEGRAL PART OF THIS AGREEMENT.





------------------------------------------------------------------------------------------------------------------------------------

FINANCED AMOUNT                                 FINANCING RATE:                   INSTALMENTS
Amount Advanced:     20,000,000.00  USD         Variable Rate:                    Instalments:               $ 1,181,798.08 USD
Insurance Premium:                                PRIME RATE PLUS 2.50% P.A.      Instalment date:
Financing fees:                                                                                              --------------
                                                                                  Frequency:                      QUARTERLY
                                                Changes in Prime Rate effective:  No. of Instalments:                    20
                                                                                  First Instalment date:
                   ---------------
FINANCED AMOUNT:     20,000,000.00 =USD           MONTHLY                         Original Term:                  60 MONTHS
------------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL PROVISIONS
SEE SCHEDULE B WHICH IS AN INTEGRAL PART OF THIS AGREEMENT.



------------------------------------------------------------------------------------------------------------------------------------
In consideration of the loan (the "Loan") by Lender (as defined below) to Client in the amount specified under the heading "Financed
Amount" above, the receipt of which Client hereby acknowledges, Client acknowledges itself indebted and promises to repay to Lender the Financed Amount. Client also acknowledges that it has agreed to grant to Lender a security interest in the Equipment described above to secure repayment of the Financed Amount on the terms and conditions set forth above, on pages 1, 2, 3 and 4 of document
15133E attached hereto, on all applicable schedules and other attachments hereto, all of which terms and conditions form a part of this Equipment Loan and Security Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Equipment Loan and Security Agreement at Toronto in the province of
Ontario, this 28th day of June 2004.

LAC DES ILES MINES LTD.                                             GE CANADA EQUIPMENT FINANCING G.P.
---------------------------------------------------------------     ----------------------------------------------------------------

---------------------------------------------------------------     ----------------------------------------------------------------
("CLIENT")                                                          ("LENDER")

By: /s/ George D. Faught                                              /s/ David Greer
---------------------------------------------------------------     ----------------------------------------------------------------
                                                          TITLE                                                                TITLE

   V.P. Finance & C.F.O
---------------------------------------------------------------     ----------------------------------------------------------------
SIGNATURE OF AUTHORIZED                                             TITLE
14133E (12-95)
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      GE CANADA                                                                                                           SCHEDULE A

------------------                                                                                                  NO:   4155906001
                                                                                                                       -------------


THIS SCHEDULE A IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO.4155906001 EXECUTED AT TORONTO IN THE PROVINCE
OF ONTARIO, THIS 28TH DAY OF JUNE 2004. [GRAPHIC OMITTED]
------------------------------------------------------------------------------------------------------------------------------------

EQUIPMENT
---------

UNITS    MODEL     YEAR     DESCRIPTION                                                                    SERIAL Nos.

                            UNITS    MODEL      YEAR     TYPE          SERIAL NO.     ENGINE S/N UNIT
                            NO.
                            One (1)   777A CATERPILLAR          1983          HAUL TRUCK     84A01243
                                            201
                            One (1)   777A CATERPILLAR          1984          HAUL TRUCK     84A01317
                                    98S02773 202
                            One (1)   777B CATERPILLAR          1985          HAUL TRUCK     4YC1025
                                    4ZL00619 204
                            One (1)   777B CATERPILLAR          1985          HAUL TRUCK     4YC0654
                                    99W01846 206
                            One (1)   730E KOMATSU  2000               HAUL TRUCK     AFE
                            47APA30125 33144778 207
                            One (1)   730E KOMATSU  2000               HAUL TRUCK     AFE
                            47APA30126 33144795 208
                            One (1)   730E KOMATSU  2000               HAUL TRUCK
                                    AFE47APA30128 33145687             209
                            One (1)   730E KOMATSU  2000               HAUL TRUCK
                                    AFE47APA30129 33146178             210
                            One (1)   730E KOMATSU  2000               HAUL TRUCK
                                    AFE47APA30130 33146195             211
                            One (1)   730E KOMATSU  2000               HAUL TRUCK
                                    AFE47APA30131 33146185             212
                            One (1)   730E KOMATSU 2001                HAUL TRUCK
                                    AFE47APA30187 33149405             214
                            One (1)   16G CATERPILLAR           1990          GRADER       93U03108
                                    70V21617       308
                            One (1)   16H CATERPILLAR           2001          GRADER       6ZJ00939
                                    41Z20233       309
                            One (1) TC7H064 2001, GMC Lube Truck 1GDT7H4C61J514258   140
                            One (1)   D10R CATERPILLAR          2002          DOZER     AKT00251
                                    5JJ00481 408
                            One (1)   966E CATERPILLAR          1989          LOADER       99Y06431
                                    3406       501
                            One (1)   WA1200 KOMATSU            2000          LOADER       50003
                                    33144088       504
                            One (1)   PC4000  DEMAG 2000               SHOVEL8152       33145419
                                    603
                            One (1)   PC5500 DEMAG 2000                SHOVEL15011     (1)33144879
                            (2)33144873   604
                            One (1)   375LME CATERPILLAR               1995         EXCAVATOR


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      GE CANADA                                                                                                           SCHEDULE A

------------------                                                                                                  NO:   4155906001
                                                                                                                       -------------


THIS SCHEDULE A IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO.4155906001 EXECUTED AT TORONTO IN THE PROVINCE
OF ONTARIO, THIS 28TH DAY OF JUNE 2004.
------------------------------------------------------------------------------------------------------------------------------------

EQUIPMENT
---------
                                One (1)  20-R30TT            1986   ELECTRIC FORK LIFT             20-223-C
                                       800
                                One (1)  WALDON                   FORK LIFT      8627          801
                                One (1) 525B-4HL                  FORK LIFT - JCB 525B41276023
                                       239438S 802
                                One (1)  426B CATERPILLAR       1989             BACKHOE       7BC02973
                                       V32349T 803
                                One (1)   938F CATERPILLAR 1991                  LOADER        1KM00553
                                       804
                                One (1)  245B CATERPILLAR 1989                   EXCAVATOR         1SJ00149
                                        11N15989       805
                                One (1)  450 JOHN DEERE             DOZER 249052T              806
                                One (1) FORD 9000            1989   SAND/WATER TRUCK
                                       1FDZU90XXKVA13756            4MG33519              808
                                One (1) WESTERN STAR 1996                     WATER TRUCK
                                       2WLPCCJF9TK943465 N14330E 809
                                One (1) IT28-B CATERPILLAR                    LOADER           1HF02386
                                        45V09731       810
                                One (1) FORD L8000 w/14T BOOM 1991                       BOOM TRUCK-MNTC
                                       1FDZY82A2MVA25944                      811
                                One (1) HOBART F4L912 2000                    WELDER ON 108 Truck
                                        LA350569       YDZXL057011            812
                                One (1) ORO DESIGN/KUBOTA D905                2001             PRESSURE
                                WASHER              PUMP-001029     XN2171 813
                                One (1) INTERNATIONAL               1993      BOOM TRUCK-MILL
                                       1HTGHN6R7PH539322            814
                                One (1) LK8M42 1999                 LIFT KING FORK-LIFT        LT0528
                                        AS31426U106592E             815
                                One (1) 763 G SKID-STEER LOADER               2001             BOBCAT - MILL
                                        512260440    V2203-IE3160             816
                                One (1) 450 AJ       1999         JLG LIFT    80403              817

                                UNITS           MODEL YEAR          TYPE      SERIAL NO. ENGINE S/N UNIT
                                NO.
                                One (1)  3LD1          2000         W/M -MANIPULATOR
                                       3LD1NAAYA-01              818
                                One (1)  GMC C7500 MODEL#3126 w/MILLERAIR PAK
                                WELDING UNIT MODEL # F4L-912 2000                        WELDING TRUCK
                                       1GDL7H1C0YJ509622 8YL21353             819
                                One (1)  T-35S         1999         THOMAS MINI EXCAVATOR
                                       N53520141       X5ZXLO1      820
                                One (1)  980C                TIRE MANIPULATOR                  Kal-Tire


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      GE CANADA                                                                                                           SCHEDULE A

------------------                                                                                                  NO:   4155906001
                                                                                                                       -------------


THIS SCHEDULE A IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO.4155906001 EXECUTED AT TORONTO IN THE PROVINCE
OF ONTARIO, THIS 28TH DAY OF JUNE 2004.
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EQUIPMENT
---------

UNITS    MODEL     YEAR     DESCRIPTION                                                                  SERIAL Nos.
                            One (1)    D55SP DRILTECH           2000      DRILL    732507     BDT0035
                                   901
                            One (1)    D55SP DRILTECH           2000      DRILL    732508     4CR01256
                                   902
                            One (1)    D55SP DRILTECH           2000      DRILL    732509     BDT00299
                                   903
                            One (1)    D55SP DRILTECH           2000      DRILL    732510     4CR01256
                                   904







LAC DES ILES MINES LTD.                                             GE CANADA EQUIPMENT FINANCING G.P.
---------------------------------------------------------------     ----------------------------------------------------------------

---------------------------------------------------------------     ----------------------------------------------------------------
                                                     ("CLIENT")                                                           ("LENDER")

By: /s/ George D. Faught                                              /s/ David Greer
---------------------------------------------------------------     ----------------------------------------------------------------
                                                          TITLE                                                                TITLE

   V.P. Finance & C.F.O
---------------------------------------------------------------     ----------------------------------------------------------------
SIGNATURE OF AUTHORIZED OFFICERS                          TITLE                                                                TITLE
14133E (12-95)                                                                                                                 3 / 3
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      GE CANADA                                                       SCHEDULE B

------------------                                              NO:   4155906001
                                                                   -------------


THIS SCHEDULE B IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO.4155906001 EXECUTED AT TORONTO IN THE PROVINCE OF ONTARIO, THIS 28TH DAY OF JUNE 2004.
--------------------------------------------------------------------------------

ADDITIONAL PROVISIONS
---------------------


PREPAYMENT

Section 2.2 of the Agreement is deleted and replaced by the following:

2.2 Prepayment: Commencing 12 months from the date hereof, upon 10 business days prior notice to Lender, Client may prepay on the anniversary date of the agreement each year part of the then outstanding balance of the Financed Amount, provided that the prepayment does not exceed 10% of the then outstanding balance of the Financed Amount and that Client also pays all accrued interest, any Overdue Payment and all other amounts owing under this Agreement at the time of prepayment. Such prepayment shall be subject to a prepayment fee of $2,000.00 CDN per occurrence and Break Costs as determined below. Upon exercising such option the Installment amount will amended to provide for equal payments over the Original Term.

In addition, Client may at any time, upon 10-day prior notice to Lender, prepay all, but not less than all, of the then unpaid outstanding balance of the Financed Amount on the condition that such prepay amount shall not be derived from an alternative debt facility, in addition to the payment to Lender of any Overdue Payments, all other amounts owing under this Agreement and the "Break Costs" determined as follows:

(a) if the Financing Rate is a variable rate, $2,000.00CDN, or
(b) On the Prepayment Date, if the Interest Rate is a Fixed Interest Rate, the Borrower shall pay to the Lender the greater of (a) $0 or (b) the amount obtained by (i) discounting the remaining payments on the Loan and the balloon payment, if any, at the Current Yield less (ii) the amount obtained by discounting the remaining payments in respect of the Loan and the balloon payment, if any, at the Original Yield.

The Borrower acknowledges that the prepayment premium represents a fair and reasonable compensation for the loss that the Lender may sustain from any prepayment or acceleration of the Loan Amount.

"Current Yield" means the then current Treasury Note Rate applicable for a Duration equal to the then remaining Duration of the transaction, at the time the prepayment option is exercised. "Original Yield" means the Treasury Note Rate used at the time the Interest Rate was fixed to determine the fixed loan payments. "Treasury Note Rate" means the yield on the applicable US Treasury Note published in the edition of the Wall Street Journal on the Monday preceding disbursement or occurrence of rate fixing.
"Duration" means the average maturity of the loan payments (including balloon payment, if any) which is measured by calculating the sensitivity of the outstanding principal of the Loan to a one (1) basis point change in the Interest Rate of the Loan

Client acknowledges that the Break Costs represent a fair and reasonable pre-estimate of the compensation for the loss that the Lender may sustain from any prepayment or acceleration of the Financed Amount.
.......................
IRREGULAR PAYMENTS

Notwithstanding the amount of each Installment stated on the face hereof, the Installments are comprised of a fixed principal component of $1,000,000.00 USD plus an interest component according to the LIBOR Rate as defined herein.
.......................
CONVERSION CLAUSE


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      GE CANADA                                                       SCHEDULE B

------------------                                              NO:   4155906001
                                                                   -------------


THIS SCHEDULE B IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO.4155906001 EXECUTED AT TORONTO IN THE PROVINCE OF ONTARIO, THIS 28TH DAY OF JUNE 2004.
--------------------------------------------------------------------------------

ADDITIONAL PROVISIONS
---------------------

All payments due under this agreement shall be made in US Dollars, unless otherwise indicated.

If, any payment due hereunder is paid to, or recovered by, Lender in a currency (the "other currency") other than US Dollars for any reason whatsoever (including, without limitation, as a result of a judgment against Client or the liquidation of Client's assets), then, to the extent that such payment (or, in the case of a liquidation, the value as of the latest date for the determination of liabilities permitted by the applicable law) falls short of the applicable amount which is required to be paid hereunder based upon the rate of exchange for the other currency, Client shall, as a separate and independent obligation, fully indemnify Lender against the amount of the shortfall. For the purposes of this paragraph, the term "rate of exchange" means the rate at which you are able, at 11:00 a.m. (Toronto time), on the relevant date to purchase US Dollars in Toronto with the other currency.

......................
PERMITTED ENCUMBRANCES

Section 5.2 is amended to provide that marketable title is subject to Permitted Encumbrances.

......................
EQUIPMENT MAINTENANCE

Subsection 7.1(c) is deleted in its entirety and replaced with the following:

" the Client shall maintain the Equipment in accordance with standards consistent with and customary to industry practice and in accordance with manufacturer's service bulletins and any mandatory government requirements."
......................
INSURANCE

The word "reasonably" is inserted between "may" and "require" in the first sentence of subsection 9.1(b).
......................
LIENS

The words ", except for Permitted Encumbrances." shall be added to the end of section 11.
......................
DEFAULT

In Section 13(i) of the ELSA: delete the opening 3 1/2 lines : "if ownership of or control...death of the shareholder" and substitute:

if, without the consent of Lender, such consent not to be unreasonably withheld, Client consolidates, amalgamates or merges with another entity or enters into any corporate reorganization or other transaction intended to effect or otherwise permit a change in its existing corporate or capital structure,_(continue with existing language) or Client passes any resolution...
......................
ENTIRE AGREEMENT

The words "and the General Security Agreement" are added to the end of section 29.1.
......................
Add the following new Section 42 at the end:


                                                                           2 / 3

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      GE CANADA                                                       SCHEDULE B

------------------                                              NO:   4155906001
                                                                   -------------


THIS SCHEDULE B IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO.4155906001 EXECUTED AT TORONTO IN THE PROVINCE OF ONTARIO, THIS 28TH DAY OF JUNE 2004.
--------------------------------------------------------------------------------

ADDITIONAL PROVISIONS

42.   Acknowledgment

         Lender acknowledges that Client has or will deposit up to $2,000,000 with Bank of Montreal as collateral for foreign exchange obligations of Client to Bank of Montreal.
......................
OPTION  TO  FIX  RATE

If the Financing Rate is a Floating Rate, Client has one option, exercisable at any time during the term by giving a 10-day prior notice to Lender, to fix the Financing Rate for the remainder of the term, upon payment to Lender of a fee of $1,500.00 CDN. The Financing Rate shall be determined by the Lender in accordance with the characteristics of the transaction evidenced by this Agreement.
......................
TRANSACTION  FEE

Client agrees to pay a transaction fee of $100,000.00 USD (plus applicable taxes) upon signature hereof.
......................
PRICING INDEX "LIBOR"

DEFINITION AND AMENDMENTS TO THE AGREEMENT
FLOATING (LIBOR) IN U.S. DOLLARS:

The words "Prime Rate" whenever used herein are replaced by the words "LIBOR Rate", which means, on any day, the annual rate of interest equal to one-month U.S. dollar LIBOR as published by the Wall Street Journal the 1st calendar day of the current month.

"Permitted Encumbrances" are described in the General Security Agreement.
......................
SECOND POSITION ON INVENTORIES AND RECEIVABLES

Upon request, Lender shall subordinate its interests in Inventories and Receivables of Client as defined in the General Security Agreement dated June 28th, 2004, provided that such Inventories and Receivables are not proceeds of the Equipment.




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LAC DES ILES MINES LTD.                                             GE CANADA EQUIPMENT FINANCING G.P.
---------------------------------------------------------------     ----------------------------------------------------------------

---------------------------------------------------------------     ----------------------------------------------------------------
                                                     ("CLIENT")                                                           ("LENDER")

By: /s/ George D. Faught                                               /s/ David Greer
---------------------------------------------------------------     ----------------------------------------------------------------
                                                          TITLE                                                                TITLE

    V.P. Finance & C.F.O.
---------------------------------------------------------------     ----------------------------------------------------------------
SIGNATURE OF AUTHORIZED OFFICERS                          TITLE                                                                TITLE
14133E (12-95)                                                                                                                 3 / 3
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GE [LOGO]
GE CANADA
EQUIPMENT FINANCING                     EQUIPMENT LOAN AND SECURITY AGREEMENT

1.      INTERPRETATION
1.1     For the purpose of this Agreement:
        (a) "Accrued Liability" at any time means the amount equal to the sum of the Financed Amount, any Prepayment Bonus and all other amounts then payable hereunder, including without limitation, any Overdue Payment and accrued interest.
        (b) "Affiliate" means in respect of a person, a person or persons that, directly or indirectly through one or more intermediaries, control, are controlled by, or are under common control with, such person, and for the purposes of this definition, "control" means the power to direct or cause the direction of the management and policies of a person whether through the ownership of voting securities or otherwise, and "person" means an individual, corporation, partnership, joint venture, association, trust or unincorporated organization or any trustee, executor, administrator or other legal representative.
        (c) "Agreement" means this Equipment Loan and Security Agreement and any applicable schedules hereto, unless the context otherwise requires, and "hereof", "herein", "hereby", "hereunder" and similar expressions refer to this Agreement.
        (d) "business day" means a day when the office of Lender at the address stated on the face hereof is open for business.
        (e)     "Claims" has the meaning assigned in Section 16.
        (f) "control" has the meaning attributed to it in the CANADA BUSINESS CORPORATIONS ACT.
        (g) "Costs of Disposition" means all costs, disbursements, fees, commissions and other expenses (including legal fees and expenses) which Lender may incur, pay or be liable for in connection with recovering possession of, dismantling, removing, transporting, repairing, processing, reconditioning, storing, selling, leasing or otherwise disposing of Equipment.
        (h)     "Client" means the client of Lender stated on the face hereof.
        (i) "Default" means any of those events or circumstances specified in Section 13.
        (j) "Equipment" means the items of personal property described on the face hereof and, when required by the context, individual items thereof.
        (k) "Equities" means existing or future rights of counterclaim, defence, set-off, compensation, abatement or offset, legal or equitable.
        (l) "Financed Amount" means the amount stated as such on the face hereof owing by Client to Lender or the unpaid outstanding balance thereof, as the context requires.
        (m) "Financing Rate" means the rate per annum stated as such on the face hereof.
        (n) "Instalments" means the periodic repayment instalments of the Financed Amount, together with interest calculated at the Financing Rate as provided on the face hereof, such instalments stated on the face hereof.
        (o)     "Lender" means the Lender stated on the face hereof.
        (p) "Lien" means any lien, privilege, mortgage, pledge, hypothec, charge, security interest, attachment, assignment, seizure, sequestration, distress, levy or other encumbrance of any nature or kind whatsoever.
        (q)     "Loss of Equipment" means:
                (i) a total or constructive total loss of Equipment, or damage thereto, or theft thereof which, in the reasonable opinion of Lender, renders it impossible or impractical to use the Equipment for its intended purpose; or
                (ii) expropriation or confiscation of Equipment by any authority absolutely or for more than 180 days.
        (r) "Obligation" means any obligation by Client to pay any amount owing hereunder, including the Financed Amount, Overdue Payments and all other amounts owing hereunder, or to perform any other obligation of Client hereunder or which is secured hereunder.
        (s) "Overdue Payment" means any amount owing by Client hereunder and any sum disbursed by Lender pursuant to Section 15 which is not paid when due hereunder, or any portion thereof.
        (t) "person" means any natural person, corporation, firm, partnership, trust, sole proprietorship or governmental agency, authority or other entity, however constituted or designated.
        (u) "Pledge" means to mortgage, charge, pledge, hypothecate, assign or grant a security interest and the security resulting therefrom and, as a noun, has the corresponding meaning.
        (v) "Prepayment Bonus" means a prepayment bonus determined in accordance with Section 2.2.
        (w) "Prime Rate" means the yearly rate of interest which National Bank of Canada announces from time to time in Canada as its prime lending rate which is a reference rate for demand loans in Canadian dollars to corporate borrowers.
        (x) "Supplier" means any manufacturer, supplier, vendor of or dealer in Equipment or any other person from whom Client has acquired any of the Equipment.
        (y) "Taxes" means any and all taxes, imposts, levies, fees, duties and charges imposed by any taxing authority on Lender, Client, the Equipment, its purchase, sale, ownership, security interest thereon, delivery, possession, operation or use including, without limitation, sales, excise, use, health services, property, goods and services, business transfer and value added taxes (including any penalties or interest based on late or non-payment), but excluding taxes imposed on or measured by Lender's overall net income.
        (z) "Warranties" means any and all warranties, guarantees, representations, service contracts, contracts to stock spare parts and similar agreements, oral or written, express, implied or statutory, relating to Equipment.
1.2 In this Agreement, unless the context otherwise requires, the singular includes the plural and vice-versa and words importing gender include each gender.
1.3 All references herein to statutes include the statute as it may be amended, restated or replaced with legislation of comparable effect.
1.4 Acts to be performed hereunder on non-business days shall be performed on the following business day.
2.      INSTALMENTS
2.1 Client hereby acknowledges that it has borrowed from Lender and is thereby, or has otherwise become, indebted to and agrees to repay to Lender, at the address of Lender stated on the face hereof or such other place notified by Lender to Client, the Financed Amount, together with interest thereon, by paying the Instalments stated on the face hereof. Unless otherwise stated, Instalments are due on the dates stated on the face hereof in each month, or other period (or the last day of the month, if there is no corresponding date), in arrears, throughout the term hereof. On the final Instalment date, Client shall pay Lender the outstanding balance of the Financed Amount, all accrued and unpaid interest thereon and all other amounts payable hereunder.
2.2 Client may at any time prepay the Financed Amount in whole or in part upon payment to Lender of a Prepayment Bonus determined as follows:
        (a) if the Financing Rate is a variable rate based on Prime Rate, the bonus shall be three months' interest on the amount prepaid calculated at the Financing Rate in effect at the time of prepayment, or
        (b)     if the Financing Rate is a fixed rate, the bonus shall be either
                (i) three months' interest on the amount prepaid calculated at the Financing Rate (the "Minimum Bonus"), if the Financing Rate does not exceed the Prime Rate in effect at the time of prepayment ("Current Prime"), or (ii) the greater of (A) the Minimum Bonus or (B) the amount determined as the product of (x) the Financing Rate less Current Prime times (y) the amount prepaid times (z) the fraction of the number of days to elapse until the final Instalment date, disregarding prepayments, divided by 365, if the Financing Rate exceeds Current Prime.
        Any portion of the Financed Amount prepaid shall be applied to the remaining Instalments in inverse order of maturity. No part of the Prepayment Bonus shall be applied in reduction of said remaining Instalments. If a Default or a Loss of Equipment occurs, the Prepayment Bonus shall also be payable by Client and shall be calculated by reference to the outstanding balance of the Financed Amount at the time of such Default or Loss of Equipment, as applicable.
3.      INTEREST
3.1 The Financed Amount shall bear interest from the date hereof until paid in full to Lender (as well before as after maturity, demand, Default or judgment) at the Financing Rate.
3.2 In addition to interest payable under Section 3.1, each Overdue Payment shall bear interest from the date due until paid in full to Lender (as well before as after demand, Default or judgment) at the rate of 12% per annum, calculated as specified in Section 3.3.
3.3 Interest payable hereunder shall accrue from day to day, be payable in arrears on each Instalment date and be computed upon the daily outstanding balance of the Financed Amount or Overdue Payment, as applicable, and shall be calculated on the basis of the number of days elapsed in a 365-day year. The yearly rate of interest to which each rate of interest expressed

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                                                                               1
        herein is equivalent is the product of (a) such rate times (b) the fraction of the number of days in the year divided by 365.
3.4 If the Financing Rate is a variable rate based on Prime Rate, a change in Prime Rate automatically changes the rate of interest payable hereunder to the same extent and in the same manner effective with the frequency stated on the face hereof. Lender shall not be obliged to notify Client of any such change, any right to notice being hereby irrevocably waived by Client.
4.      TITLE, OWNERSHIP
        Title to, ownership of, and all property in Equipment shall remain with Client, but subject always to the security interests and other provisions hereof, and at Client's sole risk, until full payment in cash of all amounts repayable hereunder; prior to such payment, Client's rights therein are to quiet enjoyment and use on the terms and conditions of this Agreement so long as a Default has not occurred.
5.      SECURITY INTEREST AND WARRANTIES AS TO EQUIPMENT
5.1 In consideration of the Loan, Client hereby mortgages, hypothecates, charges by way of a first fixed charge, and grants to Lender a continuing security interest (herein collectively called a "security interest") in Equipment and Pledges in favour of Lender all insurance claims and all proceeds (including proceeds of proceeds) therefrom with respect to any loss or damage to Equipment or any lease or rental of Equipment, all to secure repayment of the Financed Amount and other Obligations of Client.
5.2 Client represents and warrants to Lender that the Client has good and marketable title to Equipment, free and clear of all Liens, except for the security interests of Lender hereunder. Client agrees to comply with all Warranties accruing to the Client pertaining to Equipment; however, any failure by any vendor to Client of Equipment to comply with any Warranty shall not affect Client's Obligations to Lender hereunder.
6.      PERSONAL PROPERTY AND WAIVERS
6.1 Equipment shall at all times be and remain moveable personal property. Notwithstanding any purpose for which Equipment may be used or that it may become affixed or attached to land or any structure thereon, Equipment shall remain subject to all rights of Lender hereunder as if it were not so affixed or attached.
6.2 Client agrees to obtain a waiver, if required by and in a form satisfactory to Lender, from any landlord, mortgagee, hypothecary creditor or other encumbrancer of the premises where Equipment is situated (and prior to its becoming affixed if it is to be affixed).
7.      MAINTENANCE, USE, OPERATION, ALTERATIONS, UPGRADES, ETC.
7.1     Client shall at its own expense:
        (a)     maintain Equipment in good operating condition, repair and appearance, ordinary wear and tear only excepted;
        (b)     comply with all recommendations or requirements of Supplier regarding Equipment so as to preserve all Warranties; and
        (c) at Lender's request, enter into a maintenance agreement for Equipment for the full term of this Agreement with Supplier or a competent service and maintenance agent approved by Lender.
7.2 Client shall not, without Lender's consent, make any alterations, additions, accessions or attachments to Equipment. Such consent will only be granted if such changes:
        (a) do not materially decrease the value of Equipment or limit, interfere with or frustrate its intended use;
        (b)     do not prejudice or adversely affect any Warranties; and
        (c)     are free from, and do not subject Equipment to, any Lien.
7.3 All replacement parts and components, alterations, additions, accessions and attachments to Equipment shall automatically become subject to the security interests created hereby as soon as they are acquired by or on behalf of Client.
7.4 Client shall affix and keep affixed to Equipment any labels supplied by Lender identifying its security interests in Equipment.
8.      INSPECTION
        Any representative of Lender shall have the right to inspect Equipment at all reasonable times upon notice to Client.
9.      INSURANCE
9.1 Client shall at its own expense place and maintain with insurers acceptable to Lender:
        (a) comprehensive all risks insurance on Equipment for the greater of the Financed Amount or the full replacement value of the Equipment. Such insurance shall include: (i) a loss payable clause in favour of Lender and (ii) a waiver of subrogation clause in favour of Lender; and
        (b) general public liability and property damage insurance with limits of liability at least equal to $1,000,000 or such greater amount as Lender may require. Such insurance shall extend to all liabilities of Client under this Agreement arising out of its use or possession of Equipment and to any potential vicarious liability of Lender as holder of security interests in Equipment created hereby.
9.2 All such policies of insurance shall be in place at the effective date of this Agreement and shall contain endorsements providing that: (a) 30 days' written notice shall be given to Lender before the policy lapses or is materially altered or cancelled; (b) the insurance shall be primary and not contributory; (c) Lender's interests therein shall not be invalidated or otherwise adversely affected by any act or omission, deliberate, negligent or otherwise, of Client or its agents, servants or employees (the so-called "standard mortgage clause"); (d) Lender shall not be responsible for payment of any premiums; and (e) Lender may elect to have all proceeds of loss payable only to itself.
9.3 Client shall supply Lender with certified copies of all insurance policies, endorsements or other evidence of the required coverage satisfactory to Lender within 30 days of the effective date of this Agreement and on request.
9.4 In the event of damage to any item of Equipment amounting to Loss of Equipment, Lender shall be entitled to receive immediate payment of the amount equal to the Accrued Liability with respect to such item of Equipment. Lender may retain any monies received from the insurance proceeds in an amount equal thereto, Client remaining liable for any deficiency.
10.     TAXES, ETC.
        Client shall have the sole responsibility for and shall duly and punctually pay all Taxes and all licence and similar fees payable at any time upon, or in respect of, Equipment, this Agreement and any payments or transactions contemplated hereunder.
11.     LIENS
        Client shall keep Equipment free of all Liens.

12.     LAWS AND REGULATIONS
        Client is and shall continue to be in compliance with all laws and regulations relating to use, operation or possession of Equipment or the security interests therein in favour of Lender, and those relating to the prevention of money laundering and terrorism.
13.     DEFAULT
        It shall be a Default under this Agreement if:
        (a) Client fails to pay any Instalment within 10 days after its due date;
        (b) any representation or warranty of Client made herein or in any instrument or document delivered to Lender in connection herewith is false or materially incorrect or misleading;
        (c) any insurance coverage required to be obtained and maintained by Client under this Agreement shall lapse, expire or be cancelled;
        (d) Client defaults in any other Obligation, or in any obligation under any other agreement with Lender or any Affiliate of Lender and such default continues for 10 days after notice thereof by Lender or such Affiliate, as applicable, to Client;
        (e) any act of bankruptcy takes place respecting Client, or any proceeding, petition or notice, voluntary or involuntary, is commenced, made, given or filed, as the case may be, by the Client or any other person, under any present or future statute or law relating to bankruptcy, insolvency or relief from or compromise or arrangement with creditors of Client;
        (f) Client ceases or threatens to cease to carry on business or makes or proposes to make any sale of the whole or any substantial portion of its assets in bulk, or otherwise out of the normal course of business;
        (g) any execution, sequestration, expropriation or similar process is brought or threatened, by way of notice or otherwise, against, or a distress or analogous process is levied upon the whole or any part of the property of Client or Equipment;
        (h) any trustee, receiver, interim receiver, administrator, manager or similar official is appointed with respect to all or any part of the property, assets or undertaking of Client, whether pursuant to any private instrument or agreement or by order of any court;
        (i) if ownership of or control and direction over the assets or undertaking of Client or the majority of its voting shares changes, by amalgamation, merger, sale, transfer of shares or otherwise, except pursuant to death of the shareholder, or Client passes any resolution concerning any matter referred to in paragraph (e) or with respect to, or any proceedings, voluntary or involuntary, are commenced under, any present or future law relating to amalgamation, liquidation, winding-up or dissolution;
        (j) an event occurs which, in the opinion of Lender, could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, operations, assets, liabilities or prospects of Client, Client's ability to perform any Obligation, or any obligation under any other agreement with Lender or any Affiliate of Lender, or on the rights and remedies of Lender thereunder, and continues for 10 days after notice thereof by Lender or such Affiliate, as applicable, to Client; or
        (k)     any event or circumstance described in any of paragraphs (c) and
                (e) through (j) inclusive occurs with respect to any guarantor or surety of Client respecting this Agreement or any person who controls Client or any Affiliate of Client. A Default under this Agreement shall be deemed a default under all other present and future agreements entered into between Client and Lender or any Affiliate of Lender.
14.     LENDER'S REMEDIES ON DEFAULT
        Upon Default, Lender shall be entitled to do one or more of the following:
        (a) declare this Agreement to be in default (with or without terminating this Agreement) whereupon all Obligations shall be immediately due, payable and enforceable without any notice or demand whatsoever;
        (b)     terminate this Agreement;

                                                                               2
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

        (c) declare any or all of the Obligations to be immediately due and payable, or be subject to immediate performance, as the case may be, without presentment, protest or notice of dishonor, all of which are expressly waived;
        (d) take possession of Equipment, without demand, notice or legal proceeding and enter on any premises of Client or any other person for such purpose;
        (e) sell, lease or otherwise dispose of Equipment by public or private transaction for such consideration payable immediately and/or deferred and on such terms and conditions as Lender in its discretion determines;
        (f) whether or not this Agreement may have been or be deemed to have been terminated, demand, sue for and recover the amount equal to the Accrued Liability, less, if applicable, the net proceeds to Lender derived from the sale, lease or other disposition of the Equipment, after deducting all Costs of Disposition; and
        (g) exercise any other rights or remedies and/or take any proceedings available to Lender hereunder, at law or in equity.
        In lieu of selling, leasing or otherwise disposing of Equipment, Lender may retain Equipment and cause Equipment to be valued by a qualified appraiser selected by it and such value shall be substituted for and deducted as net proceeds to Lender under subparagraph (f) of this Section. Proceeds of sale, lease or disposal need be deducted only when received, unless Lender elects to take the present value of payments to be received, discounted at the Financing Rate then in effect, compounded monthly.
15.     LENDER'S RIGHTS TO REMEDY DEFAULTS
        If Client fails to perform or comply with any Obligation, Lender may, but has no obligation to, perform same in the name of Client or Lender and make all necessary disbursements in connection therewith, which shall be reimbursed by Client immediately on demand. Lender is hereby appointed Client's lawful attorney to take any such action in Client's name.
16.     CLIENT'S GENERAL INDEMNITIES
        Client shall indemnify and save harmless Lender from and against all existing or future losses, costs, charges, expenses, liabilities, claims, demands, penalties, damages, suits, actions and causes of action of every nature and kind whatsoever, including strict liability in tort or in delict (collectively, "Claims") sustained or suffered by Lender, or for which Lender may become liable, resulting from or arising out of:
        (a) Lender's lawful exercise or performance of its rights or obligations under this Agreement;
        (b)     the holding by Lender of a security interest in the Equipment;
        (c)     any Default;
        (d) any personal injury or property damage or other commercial loss arising out of the sale or delivery to, installation, ownership, use, operation, maintenance, condition, return, removal and re-delivery of Equipment; or
        (e) any use or operation of Equipment which infringes any patent or other industrial or intellectual property right, unless caused by the gross negligence or willful misconduct of Lender, its employees, servants or agents.
17.     ADMINISTRATIVE FEES AND EXPENSES
        Client shall pay Lender on demand Lender's prevailing fees and all costs and disbursements (including legal fees and expenses) certified by Lender as having been incurred or made in connection with the enforcement or preservation of any right or remedy arising on Default or in connection with the rendering of financial services under this Agreement including, without limitation, for processing of payments and rendering statements to Client.
18.     PRE-AUTHORIZED PAYMENTS
        Client shall execute and deliver to Lender from time to time upon request pre-authorized payment orders in such form as Lender may reasonably request. Lender is hereby authorized to deliver such orders to the financial institution named therein. Client hereby appoints Lender its lawful attorney to take all action contemplated by such payment orders to receive payment of any amount due under this Agreement. Lender may decline any other form of payment.
19.     LOCATION OF EQUIPMENT
19.1 Except as otherwise expressly permitted hereunder, Client shall not part with possession of Equipment nor remove any of same from Canada.
19.2 Client covenants that Equipment will continue to be located where stated on the face hereof, or at any other location agreed to in writing by Lender.
20.     ASSIGNMENT AND LEASING
        Client shall not assign any rights hereunder and Client shall not sell or attempt to sell Equipment nor lease or rent or attempt to lease or rent Equipment, in any case without the prior consent of Lender, and such consent may be withheld by Lender in its sole and unfettered discretion. No action aforesaid by Client shall relieve Client of any of its Obligations.
21.     CLIENT'S GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS
        Client represents and warrants to and covenants with Lender that: (a) if Client is a body corporate, it is and will continue to be a body corporate or other legal entity duly and validly incorporated or otherwise established, organized and existing in good standing under the laws of its jurisdiction of incorporation or establishment, with all necessary power and authority to execute, deliver and perform this Agreement; (b) if Client is a body corporate, all of the transactions contemplated herein have been and will be duly authorized by all necessary action, are not and will not be in conflict with the constating documents or by-laws of Client or any indenture, instrument, agreement or undertaking to which it is or will be a party or by which it or its assets are or may become bound; (c) this Agreement is and will continue to be the legal, valid and binding obligation of Client, enforceable against it in accordance with its terms; d) all Information as defined in Section 41 provided by Client to Lender is accurate; and
        e) all payments to Lender are and will be derived from legal sources. Client agrees to furnish to Lender a copy of its most recent annual financial statements, audited if applicable, promptly upon availability and in any event, within 90 days of each financial year-end. Upon request by Lender, Client agrees also to furnish its quarterly financial statements promptly upon availability and, in any event, within 60 days of each financial quarter-end.

22.     STATUTORY WAIVERS AND ACKNOWLEDGEMENT
22.1 Client waives its right to receive a copy of any financing statement or financing change statement registered by Lender and of any related verification statement.
22.2 Client waives, to the fullest extent permitted by law, the application of the provisions of a) THE LIMITATION OF CIVIL Rights Act (Saskatchewan); and b) THE DISTRESS ACT (Manitoba). Client agrees that the provisions of this Agreement are commercially reasonable.

23.     NO SET-OFF - EXCLUSION AND ASSIGNMENT OF WARRANTIES
23.1 CLIENT IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL EQUITIES AGAINST ANY INSTALMENT AND OTHER AMOUNT DUE TO LENDER HEREUNDER AND AGREES TO PAY EACH SUCH INSTALMENT AND OTHER AMOUNT WITHOUT REGARD TO ANY EQUITIES. NEITHER DEFECTS IN, DAMAGE TO, NOR LOSS OR DESTRUCTION OF EQUIPMENT SHALL TERMINATE THIS AGREEMENT OR REDUCE CLIENT'S OBLIGATIONS HEREUNDER, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.
23.2 CLIENT REPRESENTS AND WARRANTS TO AND COVENANTS WITH LENDER THAT EQUIPMENT IS AND WILL BE USED FOR COMMERCIAL, INDUSTRIAL OR BUSINESS PURPOSES ONLY AND NOT FOR PERSONAL, FAMILY, HOUSEHOLD OR FARMING PURPOSES;
23.3 (A) LENDER SHALL NOT BE BOUND BY OR BE DEEMED TO HAVE MADE OR BE LIABLE FOR ANY REPRESENTATION, WARRANTY OR PROMISE MADE BY SUPPLIER OR OTHERWISE; (B) LENDER SHALL NOT BE LIABLE FOR ANY FAILURE OF EQUIPMENT INCLUDING ANY LATENT DEFECT OR ALLEGED FUNDAMENTAL BREACH OF THIS AGREEMENT; (C) NEITHER LENDER NOR ANY OF ITS EMPLOYEES, SERVANTS OR AGENTS HAS MADE AND DOES NOT NOW MAKE ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO EQUIPMENT OR ANY INTELLECTUAL OR INDUSTRIAL PROPERTY RIGHTS THEREIN INCLUDING, WITHOUT LIMITATION, THE DESIGN, SPECIFICATIONS, CONDITION, QUALITY, MERCHANTABILITY OR FITNESS FOR CLIENT'S PURPOSES AND (D) LENDER SHALL HAVE NO LIABILITY FOR ANY DIRECT, INDIRECT, PUNITIVE, EXEMPLARY, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSS OF PROFITS, ACTUAL OR ANTICIPATED, OR FOR ANY DAMAGES BASED ON STRICT OR ABSOLUTE TORT OR DELICTUAL LIABILITY OR LENDER'S OR SUPPLIER'S NEGLIGENCE. NOTHING HEREIN SHALL DEPRIVE CLIENT OF ITS RIGHTS AGAINST SUPPLIER OR ANY PERSON OTHER THAN LENDER. CLIENT SHALL MAKE ANY CLAIMS WITH RESPECT TO EQUIPMENT DIRECTLY AGAINST SUPPLIER.
23.4 IF EQUIPMENT IS SEIZED OR SOLD BY LENDER, ALL WARRANTIES OF SUPPLIER AND RIGHTS TO ALL SOFTWARE, OTHER INTELLECTUAL AND INDUSTRIAL PROPERTY LICENSES ACCOMPANYING GOODS SHALL BE DEEMED ASSIGNED BY CLIENT TO LENDER.
24.     NOTICES
        Any notice, demand, consent or other communication required or permitted hereunder ("Notice") shall be in writing and may be delivered, or sent by prepaid registered mail, or by telex, telecopier or other means which produces a permanent written record (a "transmission"). Mailed Notice shall be deemed to have been given two business days after mailing provided there is no general disruption or stoppage of postal services then in effect, in which case delivery shall be made by one of the other methods permitted herein; delivered Notice shall be effective upon delivery during business hours to an apparently responsible adult, and transmissions shall be deemed to have been received at the opening of the business day immediately following transmission. Addresses for Notice shall be those addresses stated on the face hereof and may be changed in accordance with the foregoing.

                                                                               3
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

25.     REMEDIES CUMULATIVE
        All rights and remedies of Lender hereunder are cumulative and not exclusive or alternative and may be exercised by Lender separately or together, in any order, sequence or combination.
26.     FORBEARANCE, INDULGENCE AND WAIVERS
        Forbearance or indulgence by Lender in any instance shall not constitute a general waiver of the obligation under this Agreement to which the same applies. Any waiver by Lender of its rights must be in writing and shall not extend to any other obligation or right.
27.     ALLOCATIONS
        Client hereby irrevocably and unconditionally waives any present or future right to allocate any payment made to Lender to any specific Obligation due under this Agreement or under any other agreement with Lender or any affiliate of Lender. Lender may allocate and apply any payment received to any Obligation due hereunder or under any other agreement with Lender or affiliate of Lender and may reverse, reallocate and re-apply any such payment as many times and in such manners as Lender from time to time sees fit. Payments received shall be allocated upon receipt of legal tender or cleared funds. Lender is hereby irrevocably authorized to combine and set off amounts payable by it to Client with amounts owing to it from Client (in each case whether matured or not and whether absolute or contingent) under the same or different agreements.
28.     TIME
        Time is and shall remain of the essence of this Agreement.
29.     ENTIRE AGREEMENT
29.1 There are no representations, warranties, covenants, agreements or acknowledgements by Lender affecting the Financed Amount, the Obligations, the Accrued Liability, this Agreement or Equipment, other than expressed in this Agreement.
29.2 No agreement purporting to amend or modify this Agreement or any other document, paper or writing relating hereto or to Equipment or connected herewith shall be binding unless in writing signed by the parties hereto.
30.     SEVERABILITY
        Any term, condition or provision of this Agreement which is deemed to be void, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be severed herefrom and ineffective to the extent of such invalidity, prohibition or unenforceability, without in any way invalidating the balance hereof.
31.     NO MERGER IN JUDGMENT
        The taking of any judgment by Lender under this Agreement shall not operate as a merger or novation of any term or condition hereof or of any obligation of Client or Lender hereunder.
32.     FURTHER ASSURANCES AND POWER OF ATTORNEY
32.1 Client and Lender each shall do, execute and perform all such acts, deeds, documents and things as may be reasonably required to enable Lender to have the full benefit of all rights and remedies intended to be reserved or created hereby. Lender is hereby appointed Client's lawful attorney to complete and/or correct any information on the face hereof or in any Schedule hereto.
32.2 Each power of attorney granted in this Agreement is granted with full power of substitution, is irrevocable, is coupled with an interest, shall survive termination of this Agreement and may be exercised during any subsequent legal incapacity of Client or Lender.
33.     CURRENCY
        Unless otherwise stated in this Agreement, all sums of money payable hereunder shall be paid in Canadian dollars.
34.     SURVIVAL
        Notwithstanding any other Section, any accrued Obligations, the Obligations of Client under Sections 9.4, 10, 15, 16, 17, 22 and 27 and all rights of Lender hereunder, whether accrued or not, shall survive the termination or expiration of this Agreement and the payment of the Accrued Liability and all other amounts payable hereunder.
35.     SECTION HEADINGS
        Section headings in this Agreement are for convenience of reference only and do not affect the interpretation or construction hereof.
36.     SUCCESSORS AND ASSIGNS
        This Agreement shall inure to the benefit of and be binding upon Lender and Client, their respective heirs, executors, administrators, personal representatives, successors and permitted assigns and lessees. Lender may assign or transfer in whole or in part its rights under this Agreement or Equipment, and/or Pledge its rights hereunder or in Equipment and any assignee, transferee or beneficiary of such Pledge ("Assignee") shall be unrestricted in the exercise of such rights. Client shall recognize any such assignment, transfer or Pledge and shall not assert against any Assignee any Claims or Equities which it may have against Lender respecting this Agreement or Equipment and waives all Claims and Equities against Assignee's rights to enforce this Agreement based on Lender's alleged failure to perform same or Supplier's breach of Warranties. Client shall not be entitled to assign its rights or obligations hereunder.
37.     CHOICE OF LAW
        This Agreement shall be governed, construed, performed and enforced in accordance with the laws of the Province where the address of Client is located as stated on the face of this Agreement.
38.     LANGUAGE
        The parties hereto have expressly required that this Agreement and all documents, agreements and notices related thereto be drafted in the English language. Les parties aux presentes ont expressement exige que le present contrat et tous les autres documents, conventions ou avis qui y sont afferents soient rediges en langue anglaise.
39.     JOINT AND SEVERAL LIABILITY
        If more than one person executes this Agreement as Client their obligations hereunder shall be joint and several and, where the context so admits, each reference in this Agreement to "Client" shall include reference to any one or more or all such persons and the acts or omissions of and such persons shall bind all of them.
40.     RECEIPT OF AGREEMENT
        Client acknowledges receipt of an executed copy of this Agreement.
41.     INFORMATION
        Client hereby consents and authorizes Lender and its affiliates, agents, contractors and representatives, at any time, a) to collect, verify, use, communicate with and disclose to third parties (including credit reporting agencies, financial institutions, creditors, vendors and other persons) any credit, financial and other information, including personal information (as applicable) and information related to the credit rating, financial capacity and payment history, with respect to Client ("Information"), as Lender deems necessary to process, complete, service and enforce the transactions hereby contemplated and any other existing or potential transactions, or as required or otherwise permitted by law;
        b) to respond to inquiries from, and exchange any Information with, third parties concerning Client's credit rating, financial capacity and payment history; c) to provide Information to persons to whom Lender considers assigning, granting a participation or otherwise disposing of rights or obligations under the transactions hereby contemplated; and d) to provide to any person copies of this Agreement. This consent is in addition to and does not replace any consent previously given.

                                                                               4
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

g                                                                     SCHEDULE C
                                                                NO:   4155906001
   GE                                                              -------------

THIS SCHEDULE C IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO.4155906001 EXECUTED AT TORONTO IN THE PROVINCE OF ONTARIO, THIS 28TH DAY OF JUNE 2004.
--------------------------------------------------------------------------------

EQUIPMENT LOCATION
------------------

(Mailing Address)
100 Main Street, PO Box 10547 Stn. P
Thunder Bay, ON  P7B 6T9

Mining Property Leases:
The following Leases are issued by the Ministry of Natural Resources on behalf of the Ministry of Northern Development and Mines: Lease nos. are 104108 (applies to parcel 2982, Thunder Bay leasehold), 104109 (applies to parcel
2983), 104111 (applies to parcel 2984) and 104110 (applies to parcel 2985).
















                                           GE CANADA EQUIPMENT FINANCING G.P.
                                           -------------------------------------
LAC DES ILES MINES LTD.
---------------------------------------    -------------------------------------

---------------------------------------    -------------------------------------

           (((CLIENT)))                    (((LENDER)))
By :                                       By :
---------------------------------------    -------------------------------------

                                  TITLE                                    TITLE
---------------------------------------    -------------------------------------
SIGNATURE OF AUTHORIZED                    SIGNATURE OF AUTHORIZED
OFFICIERS                                  OFFICIERS
                                  TITLE                                    TITLE

                                 AMENDMENT NO. 1

                                TO SCHEDULE B OF
                      EQUIPMENT LOAN AND SECURITY AGREEMENT


GE Canada Equipment Financing G.P.("Lender") and Lac des Iles Mines Ltd. ("Client") have entered into a EQUIPMENT LOAN AND SECURITY AGREEMENT No. 4155906001 dated June 28th, 2004 (the "Agreement"). Lender and Client by mutual consent agree to amend Schedule B ADDITIONAL PROVISIONS to the Agreement as follows:

     1) In PREPAYMENT Section 2.2 delete all references to "Borrower" and substitute with "Client".

     2)   In the Default Section

Section 13(i) of the Agreement is deleted in its entirety and replaced with the following: "(i) if, without the consent of Lender, such consent not to be unreasonably withheld, Client consolidates, amalgamates or merges with another entity or enters into any corporate reorganization or other transaction intended to effect or otherwise permit a change in its existing corporate or capital structure or Client passes any resolution concerning any matter referred to in paragraph (e) or with respect to, or any proceedings, voluntary or involuntary, are commenced under, any present or future law relating to amalgamation, liquidation, winding-up or dissolution;"


All other terms and conditions of the Agreement remain unchanged.


LAC DES ILES MINES LTD.                     GE CANADA EQUIPMENT FINANCING G.P.
("Client")                                  ("Lender")

---------------------------------           ------------------------------------
By:                                         By:

---------------------------------           ------------------------------------
SIGNATURE OF AUTORIZED OFFICER              SIGNATURE OF AUTORIZED OFFICER


---------------------------------           ------------------------------------
Date:                                       Date:

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       GE Canada                                                                                                  EQUIPMENT LOAN AND
                                                                                                                  SECURITY AGREEMENT

---------------------                                                                                        NO:          4159339001
2300 MEADOWVALE BLVD., SUITE #100                                                                               --------------------
MISSISSAUGA, ONTARIO, L5N 5P9, TEL: (905) 858-4900, FAX: (905) 858-4910

CLIENT:         LAC DES ILES MINES LTD.
ADDRESS:        130 ADELAIDE STREET WEST, SUITE 2116
                TORONTO,ONTARIO                                                 CONTACT:        GEORGE FAUGHT
                M5H 3P5                                                         Tel:            (416) 360-7590
------------------------------------------------------------------------------------------------------------------------------------

EQUIPMENT LOCATION (if at address other than above)                             INSURANCE
                                                                                MCLENNAN CANADA LTD.
MAIL: 100 MAIN STREET, P.O. BOX 10547, STATION P (SEE SCHEDULE C)
                                                                                161 BAY STREET, CANADA TRUST TOWER, BCE PLACE
THUNDER BAY, ONTARIO, CANADA, P7B 6T9                                           TORONTO
                                                                                M5J2S4
------------------------------------------------------------------------------------------------------------------------------------

EQUIPMENT
UNITS    MODEL      YEAR       DESCRIPTION                                                               SERIAL Nos.

                               SEE SCHEDULE A WHICH IS AN INTEGRAL PART OF THIS AGREEMENT.

------------------------------------------------------------------------------------------------------------------------------------

FINANCED AMOUNT                                 FINANCING RATE:                 INSTALMENTS
Amount Advanced:        10,000,000.00  CAD      Variable Rate:                  Instalments:                $ 626,277.84 CAD
Insurance Premium:                                BA RATE PLUS 2.50% P.A.       Instalment date:
Financing fees:                                                                                             ------------
                                                                                Frequency:                     QUARTERLY
                                                Changes in BA Rate effective:   No. of Instalments:                   20
                                                                                First Instalment date: -----------------
                       --------------
FINANCED AMOUNT:        10,000,000.00 =CAD        MONTHLY                       Original Term:                 60 MONTHS
------------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL PROVISIONS
SEE SCHEDULE B WHICH IS AN INTEGRAL PART OF THIS AGREEMENT.



------------------------------------------------------------------------------------------------------------------------------------
In consideration of the loan (the "Loan") by Lender (as defined below) to Client in the amount specified under the heading "Financed
Amount" above, the receipt of which Client hereby acknowledges, Client acknowledges itself indebted and promises to repay to Lender the Financed Amount. Client also acknowledges that it has agreed to grant to Lender a security interest in the Equipment described above to secure repayment of the Financed Amount on the terms and conditions set forth above, on pages 1, 2, 3 and 4 of document
15133E attached hereto, on all applicable schedules and other attachments hereto, all of which terms and conditions form a part of this Equipment Loan and Security Agreement.




IN WITNESS WHEREOF the parties hereto have executed this Equipment Loan and Security Agreement at Toronto in the province of
Ontario, this 24th day of November 2004.

LAC DES ILES MINES LTD.                                             GE CANADA EQUIPMENT FINANCING G.P.
---------------------------------------------------------------     ----------------------------------------------------------------

---------------------------------------------------------------     ----------------------------------------------------------------
                                                     ("CLIENT")                                                           ("LENDER")

By: /s/ George D. Faught                                               /s/ David Greer
---------------------------------------------------------------     ----------------------------------------------------------------
                                                          TITLE                                                                TITLE

    V.P. Finance & C.F.O.
---------------------------------------------------------------     ----------------------------------------------------------------
SIGNATURE OF AUTHORIZED OFFICERS                          TITLE                                                                TITLE
14133E (12-95)
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       GE Canada
                                                                                                                          SCHEDULE A

---------------------                                                                                        NO:          4159339001
                                                                                                                --------------------


THIS SCHEDULE A IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO.4159339001 EXECUTED AT TORONTO IN THE PROVINCE
OF ONTARIO, THIS 24TH DAY OF NOVEMBER 2004.
------------------------------------------------------------------------------------------------------------------------------------

EQUIPMENT
---------

                                           All equipment and installation costs related to the Grinding Improvement
                                           Project including but not limited to the following (please refer to invoices or purchase orders for greater detail):

                                           One (1) New HP800 Metso Nordberg Crusher, Mfg. Date: 06/2004, s/n
                                           HP800189 c/w all accessories and attachemnts includes One (1) New Type
                                           CGZ 800 HP Siemens Induction Motor, Mfg.
                                           Date 06/2004, s/n E17059-01-1

                                           Company Invoice No.          PO                     Description

                                           Acklands-Grainger Inc. 6045 0424547      53015      Tape -
                                           carpenters x 1" metal blade x 25
                                           Acklands-Grainger Inc. 6045 0424547                 Measuring Tape
                                           - Surveyors cloth x 100 m

                                           Controltech Inc.     13466       51793       DCS upgrades - for GIP
                                           Project Proposal
                                           Controltech Inc.     13466       51793       DCS upgrades - for GIP
                                           Project Proposal
                                           Controltech Inc.     13466       51793       DCS upgrades - for GIP
                                           Project Proposal
                                           Controltech Inc.     13466       51793       DCS upgrades - for GIP
                                           Project Proposal
                                           Controltech Inc.     13466       51793       DCS upgrades - for GIP
                                           Project Proposal
                                           Controltech Inc.     13466       51793       DCS upgrades - for GIP
                                           Project Proposal
                                           Controltech Inc.     13466       51793       DCS upgrades - for GIP
                                           Project Proposal
                                           Controltech Inc.     676      55110       Workstation Upgrades - hard
                                           drives
                                           Controltech Inc.     676      55110       Workstation upgrades -
                                           memory
                                           Controltech Inc.     676      55110       XP software and licenses
                                           VE21UPGNP
                                           Controltech Inc.     676      55110       XP software and license
                                           VE21UPG002
                                           Controltech Inc.     676      55110       Data Historian workplace
                                           application VE2
                                           Controltech Inc.     676      55110       Data Historian Workplace
                                           Application -
                                           Controltech Inc.     676      55110       New Operator workststion
                                           VE2501M14L01
                                           Controltech Inc.     676      55110       Miniature media converter


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       GE Canada
                                                                                                                          SCHEDULE A

---------------------                                                                                        NO:          4159339001
                                                                                                                --------------------


THIS SCHEDULE A IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO.4159339001 EXECUTED AT TORONTO IN THE PROVINCE
OF ONTARIO, THIS 24TH DAY OF NOVEMBER 2004.
------------------------------------------------------------------------------------------------------------------------------------

EQUIPMENT
---------

                                           Canadian Bearings Ltd.    3864404-00        55985      QD Bushing,
                                           Type F, 2.75"
                                           Canadian Bearings Ltd.    3864404-00        55985      Sheave, 5
                                           Groove, 5V21.0
                                           Canadian Bearings Ltd.    3864404-00        55985      V-Belt, 5V
                                           1320
                                           Canadian Bearings Ltd.    3864404-00        55985      RE: FREIGHT
                                           & TAXI CHARGE
                                           Canadian Bearings Ltd.    3864979-00        56401      QD Bushing,
                                           Type F, 2.75"
                                           Canadian Bearings Ltd.    3864979-00        56401      V-Belt, 5V
                                           1320
                                           Canadian Bearings Ltd.    3864979-00        56401      Sheave, 5
                                           Groove, 5V21.0

                                           George O. Hill Supply Limited      8890         52913       freight
                                           George O. Hill Supply Limited      8890         52913       Suction
                                           Hose
                                           George O. Hill Supply Limited      8890         52913       Discharge
                                           Hose 500 FT 6" 1 week rental
                                           George O. Hill Supply Limited      8890         52913       Discharge
                                           Hose 500 ft 6" 2 week rental
                                           George O. Hill Supply Limited      8890         52913       Pump - 6"
                                           Diesel trash pump
                                           George O. Hill Supply Limited      9121         55114       Suction
                                           Hose 20' with Screen - Rental
                                           George O. Hill Supply Limited      9121         55114       100'
                                           discharge hose
                                           George O. Hill Supply Limited      9121         55114       FRT
                                           George O. Hill Supply Limited      9121         55114       Discharge
                                           Hose 500' - Rental
                                           George O. Hill Supply Limited      9121         55114       6" diesel
                                           trash pump - Rental

                                           Gescan       136200-00     53679        BREAKER
                                           Gescan       136200-00     53679        BREAKER
                                           Gescan       138682-00     53962        MALE TWIST LOCK PLUG
                                           Gescan       138682-00     53962        TWIST LOCK RECEPTACLE
                                           Gescan       138682-00     53962        RECEPTACLE FACEPLATE
                                           Gescan       138682-01     53962        TWIST LOCK RECEPTACLE
                                           Gescan       138682-01     53962        MALE TWIST LOCK PLUG
                                           Gescan       138682-01     53962        RECEPTACLE FACEPLATE
                                           Gescan       141502-00     54610        Outside light fixtures
                                           Gescan       146015-00     55466        End plates
                                           Gescan       146015-00     55466        Weidmuller Terminal Marking
                                           Tags
                                           Gescan       146015-00     55466        SAK 4 600 volt / 20 amp /


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       GE Canada
                                                                                                                          SCHEDULE A

---------------------                                                                                        NO:          4159339001
                                                                                                                --------------------


THIS SCHEDULE A IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO.4159339001 EXECUTED AT TORONTO IN THE PROVINCE
OF ONTARIO, THIS 24TH DAY OF NOVEMBER 2004.
------------------------------------------------------------------------------------------------------------------------------------

EQUIPMENT
---------

    UNITS          MODEL        YEAR    DESCRIPTION                                                                    SERIAL Nos.
                                        wire size 22
                                        Gescan          146015-00        55466    SAK 70 600 volt, 150 amp,
                                        size 4 to 2/0
                                        Gescan          146015-00        55466    SAK 4 600 volt / 20 amp /
                                        wire size 22
                                        Gescan          146015-00        55466    Weidmuller Terminal End
                                        plates

                                        Lakehead Belting_Rubber                   55112       Conveyor belt - 48"
                                        wide x 80 Ft long

                                        Synergy Controls Corporation       11871     55313       Endress &
                                        Hauser Model No.FTM31-D4BB1A

                                        Air Canada      25464400/0                FRT FROM METSO
                                        MINERALS LTD

                                        Arnone Transport Limited         39757                freight

                                        A to Z Rentals, Sales, Service01-163019-05       53056          4"
                                        SUCTION HOSE
                                        A to Z Rentals, Sales, Service01-163019-05       53056          4"
                                        DISCHARGE HOSE X 50"
                                        A to Z Rentals, Sales, Service01-163019-05       53056          3"
                                        SUCTION HOSE
                                        A to Z Rentals, Sales, Service01-163019-05       53056          DAMAGE
                                        WAIVER
                                        A to Z Rentals, Sales, Service01-163019-05       53056          Rental (1
                                        3" TRASH PUMP S/N872901408
                                        A to Z Rentals, Sales, Service01-163019-05       53056          4" TRASH
                                        GORMAN RUPP PUMP

                                        Cole International Inc. 70138184 BRK

                                        Currie's Copy Shop Inc.   40535          54936          GIP - cover the cost
                                        of drawing reproduc
                                        Currie's Copy Shop Inc.   40599          54936          Copies
                                        Currie's Copy Shop Inc.   40956          55823          GIP - cover the cost
                                        of drawing reproduc

                                        Eecol Electric Ltd. TB 0194995           55383          MOUNTING KIT
                                        Eecol Electric Ltd. TB 0194995           55383          350-120VAC
                                        VIBRA TONE HORN
                                        Eecol Electric Ltd. TB 0194995           55383          Audible/Visual
                                        Warning Signal
                                        Eecol Electric Ltd. TB 0195493           55923          Mounting kit
                                        Eecol Electric Ltd. TB 0195493           55923          Horn


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       GE Canada
                                                                                                                          SCHEDULE A

---------------------                                                                                        NO:          4159339001
                                                                                                                --------------------


THIS SCHEDULE A IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO.4159339001 EXECUTED AT TORONTO IN THE PROVINCE
OF ONTARIO, THIS 24TH DAY OF NOVEMBER 2004.
------------------------------------------------------------------------------------------------------------------------------------

EQUIPMENT
---------

UNITS       MODEL       YEAR      DESCRIPTION                                                                  SERIAL Nos.

                                  Electrical Safety Authority      90742855        52168          ESA
                                  Services for GIP project - estimate
                                  Electrical Safety Authority      90757624        52168          ESA
                                  Services for GIP project - estimate
                                  Electrical Safety Authority      90807565        52168          ESA
                                  Services for GIP project - estimate
                                  Electrical Safety Authority      90825545        52168          ESA
                                  Services for GIP project - estimate

                                  Eriez of Canada Limited 7965             52451       freight
                                  Eriez of Canada Limited 7965             52451       Flag Drop System for
                                  Metal Detector
                                  Eriez of Canada Limited 7965             52451       Metal Detector -
                                  Eriez Model 1230
                                  Eriez of Canada Limited 8128             52450       FRT
                                  Eriez of Canada Limited 8128             52450       Belt MAgnet -
                                  Suspended electromagnet -

                                  Fox, E. S. Constructors Ltd.   B0133862          54847          GIP - To
                                  cover the cost of the installat
                                  Fox, E. S. Constructors Ltd.   B0134506          54847          GIP - To
                                  cover the cost of the installat
                                  Fox, E. S. Constructors Ltd.   B0135262          54847          GIP - To
                                  cover the cost of the installat

                                  Guillevin International Inc.   3062-412489       52866          To cover
                                  the cost of Schneider MCC packa

                                  Hawkeye Courier -Freight Inc.    MAY16-22/04                    COURIER
                                  Hawkeye Courier -Freight Inc.    OCT 3-9                     RE:
                                  EMERGENCY RUN 10/4/04
                                  Hawkeye Courier -Freight Inc.    OCT 3-9                     RE:
                                  EMERGENCY RUN 10/9/04
                                  Hawkeye Courier -Freight Inc.    OCT 11-15                      RE:
                                  EMERGENCY RUN 10/4/04

                                  ITT Flygt      50913593          55314           FRT
                                  ITT Flygt      50913593          55314           Flygt Model ENM-10
                                  level float switch

                                  Lahti Construction Design Inc.   470874                          MAY07-20/04
                                  LABOUR, IT, 320, MTL
                                  Lahti Construction Design Inc. 470879
                                            MAY21-JUN03/04 LABOUR, IT, 320, MATL
                                  Lahti Construction Design Inc.   470895                        JUNE04-17/04
                                  LABOUR, IT, 320, MTL


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
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       GE Canada
                                                                                                                          SCHEDULE A

---------------------                                                                                        NO:          4159339001
                                                                                                                --------------------


THIS SCHEDULE A IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO.4159339001 EXECUTED AT TORONTO IN THE PROVINCE
OF ONTARIO, THIS 24TH DAY OF NOVEMBER 2004.
------------------------------------------------------------------------------------------------------------------------------------

EQUIPMENT
---------

  UNITS        MODEL         YEAR    DESCRIPTION                                                                   SERIAL Nos.
                                     Lahti Construction Design Inc.      470922
                                          JUN18-JUL01/04 LABOUR, IT, 320, MTL
                                     Lahti Construction Design Inc. 470916/470931
                                          JUN18-JUL01/04 LABOUR, IT, 320, MTL
                                     Lahti Construction Design Inc.      470936                   JUL02-15/04
                                     LABOUR, IT, 320, MTL

                                     Northwest Installations Inc.     6935        52649           Structural Steel
                                     supply Package - Contra
                                     Northwest Installations Inc.     6980        52649           Structural Steel
                                     supply Package - Contra
                                     Northwest Installations Inc.     7104        54600           GIP - chutes for
                                     transfer tower and crus
                                     Northwest Installations Inc.     7132        52649           Structural Steel
                                     supply Package - Contra

                                     Teleco Supply Co. Ltd.   40695           53503         PST
                                     Teleco Supply Co. Ltd.    40695          53503         Cable Installation to
                                     GIP Contractor Tra
                                     Teleco Supply Co. Ltd.    42358          54937         Phone & Fax Line
                                     Installation

                                     Thunder Bay Harbour Improvement          00009553            54101
                                          crane rental
                                     Thunder Bay Harbour Improvement          9695          55205             GIP -
                                     Crane rental for unloading equipme
                                     Thunder Bay Harbour Improvement          9742          55205             GIP -
                                     Crane rental for unloading equipme
                                     Thunder Bay Harbour Improvement          9784          55205             GIP -
                                     Crane rental for unloading equipme
                                     Thunder Bay Harbour Improvement         9755           55205
                                          CRANE SERVICE

                                     Wardrop Engineering Inc.         0434240300-1       51497            GIP -
                                     Proposal for Air C of A Admendment

                                     Wanson Lumber Company Limited           6121708        54148
                                          4"x4"x8' lumber

                                     Wheelabrator Canada Co.        506007F       52724           Dust Collector
                                     as per Wheelebrator Propo
                                     Wheelabrator Canada Co.        508011H       52724           Dust Collector
                                     as per Wheelebrator Propo

                                     BG Controls 73114              55459         Drexelbrook Engineering Point
                                     Level


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       GE Canada
                                                                                                                          SCHEDULE A

---------------------                                                                                        NO:          4159339001
                                                                                                                --------------------


THIS SCHEDULE A IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO.4159339001 EXECUTED AT TORONTO IN THE PROVINCE
OF ONTARIO, THIS 24TH DAY OF NOVEMBER 2004.
------------------------------------------------------------------------------------------------------------------------------------

EQUIPMENT
---------

UNITS    MODEL          YEAR      DESCRIPTION                                                                   SERIAL Nos.
                                  Selway Corporation       6640            53094         Conveyor Supply
                                  Package - as outlined in                               conveyor Supply
                                  Selway Corporation       6644            53094
                                  Package - as outlined in

                                  Atlas Copco Comp. Can.        395125          52984              Atlas copco GA
                                  45 compressor as per atla
                                  Atlas Copco Comp. Can.        397621          54416              MISC PARTS
                                  Atlas Copco Comp. Can.        397621          54416              GIP - Transfer
                                  tower Compressor for Dust
                                  Atlas Copco Comp. Can.        397956          54416              GIP - Transfer
                                  tower Compressor for Dust

                                  Konecranes Crane Pro   PB10000100             52169              Overhead crane
                                  - GIP 25/5 T as per Kone
                                  Konecranes Crane Pro   PB10000206             52169              Overhead crane
                                  - GIP 25/5 T as per Kone
                                  Konecranes Crane Pro   PB10000211             52169              Overhead crane
                                  - GIP 25/5 T as per Kone
                                  Konecranes Crane Pro              53694         KCI radio system for
                                  CXT 5 tonne For h
                                  Konecranes Crane Pro              53694         KCI radio system for CXT
                                  2 Tonne hoist m
                                  Konecranes Crane Pro              53694         1 each Kone CXT 2 tonne
                                  hoist - EQUIPMEN
                                  Konecranes Crane Pro   42300007448            53694    1 each Kone
                                  model:CXT5 tonne Equipment #

                                  Sigfusson Northern - Manitoba    2039                  RE
                                  EQUIPMENT USAGE
                                  Sigfusson Northern - Manitoba    2045              5659          GIP -
                                  purch reclaim conv from Sigfussion
                                  Sigfusson Northern - Manitoba    2047                  RE: EXTRA
                                  WORK OCT 27/04 CAT 980G 3-112

                                  Castonguay Blasting Ltd.       009507         54142    GIP - Drill rock
                                  to facilitate the break

                                  Courtesy Freight Systems       1146813            FRT

                                  Hertz Equipment Rental 21028956-001           53148    Tamper model -
                                  Wacker DPU6005 - diesel w
                                  Hertz Equipment Rental 21028876-001           52904    Pump - 4"
                                  diesel operated trash c/w 90
                                  Hertz Equipment Rental 21028876-002           52904    Tamper model -
                                  Wacker DPU6005 - diesel w


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
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       GE Canada
                                                                                                                          SCHEDULE A

---------------------                                                                                        NO:          4159339001
                                                                                                                --------------------


THIS SCHEDULE A IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO.4159339001 EXECUTED AT TORONTO IN THE PROVINCE
OF ONTARIO, THIS 24TH DAY OF NOVEMBER 2004.
------------------------------------------------------------------------------------------------------------------------------------

EQUIPMENT
---------

UNITS     MODEL           YEAR       DESCRIPTION                                                                     SERIAL Nos.
                                     Manitoulin Transport       8115588                   FRT
                                     Manitoulin Transport       8287438                   FREIGHT
                                     Manitoulin Transport       8870675                   FREIGHT

                                     Hydroflo Controls Ltd.     42552        55340                  Ashcroft Pressure
                                     Gauge
                                     Hydroflo Controls Ltd.     42552        55340                  Ashcroft Pressure
                                     Switch
                                     International Castings     C240054      55212                  Belts, Coupling and
                                     Bushing
                                     International Castings     C240054      55212                  60 hp 1800rpm,
                                     600V, Electric Motor
                                     International Castings     C240054      55212                  3 1/2" Galigher
                                     Virtical Sump Pumps
                                     International Castings     C240065      55212                  Belts, Coupling and
                                     Bushing
                                     International Castings     C240065      55212                  60 hp 1800rpm,
                                     600V, Electric Motor
                                     International Castings     C240065      55212                  3 1/2" Galigher
                                     Virtical Sump Pumps

                                     CK Logistics Inc.     0023797                  FRT
                                     CK Logistics Inc.     0023730                  FRT
                                     CK Logistics Inc.     0023743                  FRT
                                     CK Logistics Inc.     0024388                  RE: FREIGHT & FUEL
                                     SURCHARGE

                                     Metso Minerals (Canada) Ltd.     PF060304-SM417                 50266
                                          Purchase HP800 crusherMetso quotation 2
                                     Metso Minerals (Canada) Ltd.     PF060304-SM417A                50266
                                               Purchase HP800 crusher Metso quotation 2
                                     Metso Minerals (Canada) Ltd.     PF060304-SM430                 52013
                                          Inclined Vibrating Screen RE Metso Quota
                                     Metso Minerals (Canada) Ltd.     PF060804-SM417                 50266
                                          Purchase HP800 crusherMetso quotation 2
                                     Metso Minerals (Canada) Ltd.     PF080904-SM430                 52013
                                          Inclined Vibrating Screen RE Metso Quota

                                     HATCH  90060660                48976    SAG precrush circuit basic
                                     design
                                     HATCH  90056665                48976    SAG precrush circuit basic
                                     design
                                     HATCH  90054711                48976    SAG precrush circuit basic
                                     design
                                     HATCH  90066706B               48976    SAG precrush circuit basic
                                     design


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
[LOGO]
       GE Canada
                                                                                                                          SCHEDULE A

---------------------                                                                                        NO:          4159339001
                                                                                                                --------------------


THIS SCHEDULE A IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO.4159339001 EXECUTED AT TORONTO IN THE PROVINCE
OF ONTARIO, THIS 24TH DAY OF NOVEMBER 2004.
------------------------------------------------------------------------------------------------------------------------------------

EQUIPMENT
---------

UNITS       MODEL        YEAR     DESCRIPTION                                                                 SERIAL Nos.
                                  HATCH 90066706A               52878      GIP-SAG precrush final design
                                  and constr
                                  HATCH 90068259                52878      GIP-SAG precrush final design
                                  and constr
                                  HATCH 90070903                52878      GIP-SAG precrush final design
                                  and constr
                                  HATCH 90074618                52878      GIP-SAG precrush final design
                                  and constr
                                  HATCH 90074618                52878      GIP-SAG precrush final design
                                  and constr
                                  HATCH 90076508                52878      GIP-SAG precrush final design
                                  and constr
                                  HATCH 90062709                52878      GIP-SAG precrush final design
                                  and constr
                                  HATCH 90079129                52878      GIP-SAG precrush final design
                                  and constr

                                  DST Consulting Engineers      35402      51518         Soils
                                  Investigation for GIP crusher foun
                                  DST Consulting Engineers      35438      51518         Additional
                                  Geotechnical Services
                                  DST Consulting Engineers      35468      51518         Additional
                                  geotechnical services
                                  DST Consulting Engineers      35570      54257         GIP - Work
                                  completed on GIP foundation f
                                  DST Consulting Engineers      35610      54027         To cover the
                                  cost of on site inspection
                                  DST Consulting Engineers      35683      54027         To cover the
                                  cost of on site inspection
                                  DST Consulting Engineers      35716      54027         To cover the
                                  cost of on site inspection

                                  T. W. MacKay_Sons Ltd.        984477     52555         Single idler belt
                                  scale as per TW McKay

                                  Westburne Electric Supply     4854458    52598         9 BURNDY
                                  HYLUGS
                                  Westburne Electric Supply     4860724    52598         Low voltage
                                  switch gear as per Rockwell

                                  Tom Jones Corporation 04-257         53337       Concrete Package as
                                  outlined in Contract
                                  Tom Jones Corporation 04-294         53337       Change Order 1 -
                                  Cost associated with th
                                  Tom Jones Corporation 04-294         53337       Change Order 1 -
                                  Cost associated with pl
                                  Tom Jones Corporation 04-294         53337       Change Order 2 -


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       GE Canada
                                                                                                                          SCHEDULE A

---------------------                                                                                        NO:          4159339001
                                                                                                                --------------------


THIS SCHEDULE A IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO.4159339001 EXECUTED AT TORONTO IN THE PROVINCE
OF ONTARIO, THIS 24TH DAY OF NOVEMBER 2004.
------------------------------------------------------------------------------------------------------------------------------------

EQUIPMENT
---------

UNITS      MODEL       YEAR    DESCRIPTION                                                                     SERIAL Nos.
                               Cost associated with ov
                               Tom Jones Corporation 04-294            53337            Change Order 3 - to
                               incorporate the foll
                               Tom Jones Corporation 04-294            53337            Concrete Package as
                               outlined in Contract
                               Tom Jones Corporation 05-007            53337            Concrete Package as
                               outlined in Contract
                               Tom Jones Corporation 05-007            53337            Change Order 3 - to
                               incorporate the foll
                               Tom Jones Corporation 05-007            53337            Change Order 4 -
                               Extra costs for counter
                               Tom Jones Corporation 05-034            53337            Change Order 4 -
                               Extra costs for counter
                               Tom Jones Corporation 05-034            53337            Change Order 3 - to
                               incorporate the foll
                               Tom Jones Corporation 05-034            53337            Change Order 2 -
                               Cost associated with ov
                               Tom Jones Corporation 05-034            53337            Concrete Package as
                               outlined in Contract

                               Dust Control Technologies, Inc. 2262                54415     FRT
                               Dust Control Technologies, Inc. 2262                54415   GIP -
                               transfer tower dust supression as

                               Electrical Safet Authority              52168                 ESA Services for
                               GIP project - estimate
                               BG Controls 55459                       Drexelbrook Engineering Point
                               Level
                               Hertz Equipment Rental            57050         GIP-HermanNelson
                               rentals for crusher and
                               Hertz Equipment Rental            57050         Ducting - 12' x 12"
                               Fox, E.S. Constructors Ltd.           54847               GIP - To cover the
                               cost of the installat
                               Canadian Bearings Ltd.            57353         V-Belt, 5V 1400
                               Canadian Bearings Ltd.            56482         GIP - Refurbish stacker
                               conveyor
                               Canadian Bearings Ltd.            56482         GIP - cylinder
                               refurbishment
                               Canadian Bearings Ltd.            57359         80-1r roller chain
                               Canadian Bearings Ltd.            57359         Connection link
                               Canadian Bearings Ltd.            57359         Offset link
                               Metso Minerals (Canada) Ltd.               57424                 GIP - air
                               breather
                               DST Consulting Engineers              54027             To cover the cost of
                               on site inspection
                               Kal Tire - T                               GIP - tires for stacker conveyor
                               Bay                     56481
                               Thunder Bay Harbor Improvement             55205                GIP Crane


                                                                                                                              9 / 10

[LOGO]
       GE Canada
                                                                                                                          SCHEDULE A

---------------------                                                                                        NO:          4159339001
                                                                                                                --------------------


THIS SCHEDULE A IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO.4159339001 EXECUTED AT TORONTO IN THE PROVINCE
OF ONTARIO, THIS 24TH DAY OF NOVEMBER 2004.
------------------------------------------------------------------------------------------------------------------------------------

EQUIPMENT
---------

UNITS       MODEL        YEAR    DESCRIPTION                                                                   SERIAL Nos.
                                 Services
                                 Dingwell's Machinery & Supply                  54140           GIP - Splitter
                                 car and hydraulics packag
                                 Northwest Installations Inc.             52649           Steel fabrication
                                 Northwest Installations Inc.             52649           Steel fabrication
                                 Northwest Installations Inc.             52649           Fabrication tooling
                                 Selway Corporation                   53094          Coneyer pulleys and gear
                                 box
                                 Fox, E.S. Constructors Ltd.         54847                Building
                                 Infrastrcuture
                                 Fox, E.S. Constructors Ltd.         54847                Electrical and
                                 commissioning estimate

                                 Wardrope Engineering Inc.           00051497                  C of A for GIP -
                                 Wardrope Eng
                                 Metso Minerals (Canada) Ltd.             00052013                       Metso
                                 screen model SV-XH
                                 Electrical Safety Authority         00052168                  GIP - ESA
                                 inspection services
                                 Northwest Installations Inc.        00052649                  GIP - Structural
                                 steel supply
                                 Hatch                         000528GIP cost - Hatch Eng & Tech
                                 Support
                                 Tom Jones Corporation           00053337            GIP - Concrete
                                 Package
                                 DST Consulting Engineers            00054027                  GIP foundations
                                 - dst inspection services
                                 Fox, E.S. Constructors Ltd.         00054847                  GIP -
                                 Mechanical/electrical contract
                                 Controltech Inc.                00055110      GIP - Electrl/Inst Delta V
                                 up grades
                                 Superior Propane                00056587      GIP - Ppropane tanks
                                 Metso Minerals (Canada) Ltd.             00057188                  GIP Mech /
                                 Elect Spare Parts
                                 Metso Minerals (Canada) Ltd.             00057189                  GIP Mech /
                                 Elect Spare Parts
                                 Metso Minerals (Canada) Ltd.             00057242                  GIP -
                                 Mech/Const Cont/Equip LDI Purch
                                 MGM Electric Ltd.    00057363                 GIP - On site construction
                                 and work
                                 Vipond Fire Protection        00057491                GIP - vipond
                                 sprinkler system


LAC DES ILES MINES LTD.                                             GE CANADA EQUIPMENT FINANCING G.P.
---------------------------------------------------------------     ----------------------------------------------------------------

---------------------------------------------------------------     ----------------------------------------------------------------
                                                     ("CLIENT")                                                           ("LENDER")

By: /s/ George D. Faught                                               /s/ David Greer
---------------------------------------------------------------     ----------------------------------------------------------------
                                                          TITLE                                                                TITLE

    V.P. Finance & C.F.O.
---------------------------------------------------------------     ----------------------------------------------------------------
SIGNATURE OF AUTHORIZED OFFICERS                          TITLE                                                                TITLE
14133E (12-95)


                                                                                                                             10 / 10

[LOGO]
       GE Canada
                                                                      SCHEDULE B

---------------------                                    NO:          4159339001
                                                            --------------------


THIS SCHEDULE B IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO. 4159339001 EXECUTED AT TORONTO IN THE PROVINCE OF ONTARIO, THIS 24TH DAY OF NOVEMBER 2004.
--------------------------------------------------------------------------------

ADDITIONAL PROVISIONS
---------------------


PREPAYMENT

Section 2.2 of the Agreement is deleted and replaced by the following:

2.2 Prepayment: Commencing 12 months from the date hereof, upon 10 business days prior notice to Lender, Client may prepay on the anniversary date of the agreement each year part of the then outstanding balance of the Financed Amount, provided that the prepayment does not exceed 10% of the then outstanding balance of the Financed Amount and that Client also pays all accrued interest, any Overdue Payment and all other amounts owing under this Agreement at the time of prepayment. Such prepayment shall be subject to a prepayment fee of $2,000.00 CDN per occurrence and Break Costs as determined below. Upon exercising such option the Installment amount will amended to provide for equal payments over the Original Term.

In addition, Client may at any time, upon 10-day prior notice to Lender, prepay all, but not less than all, of the then unpaid outstanding balance of the Financed Amount on the condition that such prepay amount shall not be derived from an alternative debt facility, in addition to the payment to Lender of any Overdue Payments, all other amounts owing under this Agreement and the "Break Costs" determined as follows:

(a) if the Financing Rate is a variable rate, $2,000.00CDN, or
(b) On the Prepayment Date, if the Interest Rate is a Fixed Interest Rate, the Client shall pay to the Lender the greater of (a) $0 or (b) the amount obtained by (i) discounting the remaining payments on the Loan and the balloon payment, if any, at the Current Yield less (ii) the amount obtained by discounting the remaining payments in respect of the Loan and the balloon payment, if any, at the Original Yield.

The Client acknowledges that the prepayment premium represents a fair and reasonable compensation for the loss that the Lender may sustain from any prepayment or acceleration of the Loan Amount.

Current Yield means the then current Government of Canada Bond (GOC) applicable for a Duration equal to the then remaining Duration of the transaction, at the time the prepayment option is exercised. Original Yield means the GOC Rate used at the time the Interest Rate was fixed to determine the fixed loan payments. GOC Rate means the yield on the applicable Government of Canada Bond as in effect on the Friday preceding the disbursement date and published in the next Monday edition of the Globe and Mail.
Duration means the average maturity of the loan payments (including balloon payment, if any) which is measured by calculating the sensitivity of the outstanding principal of the Loan to a one (1) basis point change in the Interest Rate of the Loan

Client acknowledges that the Break Costs represent a fair and reasonable pre-estimate of the compensation for the loss that the Lender may sustain from any prepayment or acceleration of the Financed Amount.

.....................
IRREGULAR PAYMENTS

Notwithstanding the amount of each Installment stated on the face hereof, the Installments are comprised of a fixed principal component of $500,000.00 plus an interest component according to the BA Rate as defined herein.

.....................

                                                                           1 / 3

[LOGO]
       GE Canada
                                                                      SCHEDULE B

---------------------                                    NO:          4159339001
                                                            --------------------


THIS SCHEDULE B IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO. 4159339001 EXECUTED AT TORONTO IN THE PROVINCE OF ONTARIO, THIS 24TH DAY OF NOVEMBER 2004.
--------------------------------------------------------------------------------

ADDITIONAL PROVISIONS
---------------------


                             PERMITTED ENCUMBRANCES

Section 5.2 is amended to provide that marketable title is subject to Permitted Encumbrances and as defined in the General Security Agreement Dated June 28th 2004, between Client and Lender.

......................
EQUIPMENT MAINTENANCE

Subsection 7.1(c) is deleted in its entirety and replaced with the following:

" the Client shall maintain the Equipment in accordance with standards consistent with and customary to industry practice and in accordance with manufacturer's service bulletins and any mandatory government requirements."

......................
INSURANCE

The word "reasonably" is inserted between "may" and "require" in the first sentence of subsection 9.1(b).

......................
LIENS

The words ", except for Permitted Encumbrances." shall be added to the end of section 11.

......................
DEFAULT

Section 13(i) of the Agreement is deleted in its entirety and replaced with the following:
"(i) if, without the consent of Lender, such consent not to be unreasonably withheld, Client consolidates, amalgamates or merges with another entity or enters into any corporate reorganization or other transaction intended to effect or otherwise permit a change in its existing corporate or capital structure or Client passes any resolution concerning any matter referred to in paragraph (e) or with respect to, or any proceedings, voluntary or involuntary, are commenced under, any present or future law relating to amalgamation, liquidation, winding-up or dissolution;"

......................
ENTIRE AGREEMENT

The words "and the General Security Agreement" are added to the end of section 29.1.

......................
Add the following new Section 42 at the end:

42.   Acknowledgment
        Lender acknowledges that Client has or will deposit up to $2,000,000 with Bank of Montreal as collateral for foreign exchange


                                                                           2 / 3

[LOGO]
       GE Canada
                                                                      SCHEDULE B

---------------------                                    NO:          4159339001
                                                            --------------------


THIS SCHEDULE B IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO. 4159339001 EXECUTED AT TORONTO IN THE PROVINCE OF ONTARIO, THIS 24TH DAY OF NOVEMBER 2004.
--------------------------------------------------------------------------------

ADDITIONAL PROVISIONS
---------------------


obligations of Client to Bank of Montreal.

........................
OPTION TO FIX RATE

If the Financing Rate is a Floating Rate, Client has one option, exercisable at any time during the term by giving a 10-day prior notice to Lender, to fix the Financing Rate for the remainder of the term, upon payment to Lender of a fee of $1,500.00 CDN. The Financing Rate shall be determined by the Lender in accordance with the characteristics of the transaction evidenced by this Agreement.

........................
TRANSACTION FEE

Client agrees to pay transaction fee of $50,000.00 CDN upon signature hereof.

........................
PRICING INDEX "BA RATE"

The words "Prime Rate" whenever used herein are replaced by the words "BA Rate", which means, on any day, the annual rate of interest equal to and identified as the average discount rate (rounded upwards, if necessary, to the nearest 0.01%) of one-month Canadian dollar bankers' acceptances as displayed in the "Bank of Canada Weekly Financial Statistics" as published every Friday for the last Wednesday (or, if such Wednesday is not a Business Day, the preceding Business
Day) of the preceding calendar month; provided, however, that if such rate does not appear in the Bank of Canada Weekly Financial Statistics as contemplated, then the "BA Rate" shall be, on any day, the annual rate of interest equal to and identified as the average discount rate (rounded upwards, if necessary, to the nearest 0.01%) of one-month Canadian dollar bankers' acceptances as displayed on the "Reuters Screen CDOR Page" as at approximately 10:00 a.m. (Toronto time) on the last Wednesday (or, if such Wednesday is not a Business Day, the preceding Business Day) of the preceding calendar month

........................
SECOND POSITION ON INVENTORIES AND RECEIVABLES

Upon request, Lender shall subordinate its interests in Inventories and Receivables of Client as defined in the General Security Agreement dated June 28th, 2004, provided that such Inventories and Receivables are not proceeds of the Equipment.



LAC DES ILES MINES LTD.                                             GE CANADA EQUIPMENT FINANCING G.P.
---------------------------------------------------------------     ----------------------------------------------------------------

---------------------------------------------------------------     ----------------------------------------------------------------
                                                     ("CLIENT")                                                           ("LENDER")

By: /s/ George D. Faught                                               /s/ David Greer
---------------------------------------------------------------     ----------------------------------------------------------------
                                                          TITLE                                                                TITLE

    V.P. Finance & C.F.O.
---------------------------------------------------------------     ----------------------------------------------------------------
SIGNATURE OF AUTHORIZED OFFICERS                          TITLE     SIGNATURE OF AUTHORIZED OFFICERS                           TITLE
14133E (12-95)

                                                                           3 / 3

                                                                      SCHEDULE C
                                                                NO:   4155906001
   GE                                                              -------------

THIS SCHEDULE C IS AN INTEGRAL PART OF THE EQUIPMENT LOAN AND SECURITY AGREEMENT NO.4155906001 EXECUTED AT TORONTO IN THE PROVINCE OF ONTARIO, THIS 28TH DAY OF JUNE 2004.


EQUIPMENT LOCATION

(Mailing Address)
100 Main Street, PO Box 10547 Stn. P
Thunder Bay, ON  P7B 6T9

Mining Property Leases:
The following Leases are issued by the Ministry of Natural Resources on behalf of the Ministry of Northern Development and Mines: Lease nos. are 104108 (applies to parcel 2982, Thunder Bay leasehold), 104109 (applies to parcel
2983), 104111 (applies to parcel 2984) and 104110 (applies to parcel 2985).
















                                           GE CANADA EQUIPMENT FINANCING G.P.
                                           -------------------------------------
LAC DES ILES MINES LTD.
---------------------------------------    -------------------------------------

---------------------------------------    -------------------------------------

           (((CLIENT)))                    (((LENDER)))
By :                                       By :
---------------------------------------    -------------------------------------

TITLE                                      TITLE
---------------------------------------    -------------------------------------
SIGNATURE OF AUTHORIZED                    SIGNATURE OF AUTHORIZED
OFFICIERS                                  OFFICIERS
TITLE                                      TITLE

GE [LOGO]
GE CANADA
EQUIPMENT FINANCING                     EQUIPMENT LOAN AND SECURITY AGREEMENT

1.      INTERPRETATION
1.1     For the purpose of this Agreement:
        (a) "Accrued Liability" at any time means the amount equal to the sum of the Financed Amount, any Prepayment Bonus and all other amounts then payable hereunder, including without limitation, any Overdue Payment and accrued interest.
        (b) "Affiliate" means in respect of a person, a person or persons that, directly or indirectly through one or more intermediaries, control, are controlled by, or are under common control with, such person, and for the purposes of this definition, "control" means the power to direct or cause the direction of the management and policies of a person whether through the ownership of voting securities or otherwise, and "person" means an individual, corporation, partnership, joint venture, association, trust or unincorporated organization or any trustee, executor, administrator or other legal representative.
        (c) "Agreement" means this Equipment Loan and Security Agreement and any applicable schedules hereto, unless the context otherwise requires, and "hereof", "herein", "hereby", "hereunder" and similar expressions refer to this Agreement.
        (d) "business day" means a day when the office of Lender at the address stated on the face hereof is open for business.
        (e)     "Claims" has the meaning assigned in Section 16.
        (f) "control" has the meaning attributed to it in the CANADA BUSINESS CORPORATIONS ACT.
        (g) "Costs of Disposition" means all costs, disbursements, fees, commissions and other expenses (including legal fees and expenses) which Lender may incur, pay or be liable for in connection with recovering possession of, dismantling, removing, transporting, repairing, processing, reconditioning, storing, selling, leasing or otherwise disposing of Equipment.
        (h)     "Client" means the client of Lender stated on the face hereof.
        (i) "Default" means any of those events or circumstances specified in Section 13.
        (j) "Equipment" means the items of personal property described on the face hereof and, when required by the context, individual items thereof.
        (k) "Equities" means existing or future rights of counterclaim, defence, set-off, compensation, abatement or offset, legal or equitable.
        (l) "Financed Amount" means the amount stated as such on the face hereof owing by Client to Lender or the unpaid outstanding balance thereof, as the context requires.
        (m) "Financing Rate" means the rate per annum stated as such on the face hereof.
        (n) "Instalments" means the periodic repayment instalments of the Financed Amount, together with interest calculated at the Financing Rate as provided on the face hereof, such instalments stated on the face hereof.
        (o)     "Lender" means the Lender stated on the face hereof.
        (p) "Lien" means any lien, privilege, mortgage, pledge, hypothec, charge, security interest, attachment, assignment, seizure, sequestration, distress, levy or other encumbrance of any nature or kind whatsoever.
        (q)     "Loss of Equipment" means:
                (i) a total or constructive total loss of Equipment, or damage thereto, or theft thereof which, in the reasonable opinion of Lender, renders it impossible or impractical to use the Equipment for its intended purpose; or
                (ii) expropriation or confiscation of Equipment by any authority absolutely or for more than 180 days.
        (r) "Obligation" means any obligation by Client to pay any amount owing hereunder, including the Financed Amount, Overdue Payments and all other amounts owing hereunder, or to perform any other obligation of Client hereunder or which is secured hereunder.
        (s) "Overdue Payment" means any amount owing by Client hereunder and any sum disbursed by Lender pursuant to Section 15 which is not paid when due hereunder, or any portion thereof.
        (t) "person" means any natural person, corporation, firm, partnership, trust, sole proprietorship or governmental agency, authority or other entity, however constituted or designated.
        (u) "Pledge" means to mortgage, charge, pledge, hypothecate, assign or grant a security interest and the security resulting therefrom and, as a noun, has the corresponding meaning.
        (v) "Prepayment Bonus" means a prepayment bonus determined in accordance with Section 2.2.
        (w) "Prime Rate" means the yearly rate of interest which National Bank of Canada announces from time to time in Canada as its prime lending rate which is a reference rate for demand loans in Canadian dollars to corporate borrowers.
        (x) "Supplier" means any manufacturer, supplier, vendor of or dealer in Equipment or any other person from whom Client has acquired any of the Equipment.
        (y) "Taxes" means any and all taxes, imposts, levies, fees, duties and charges imposed by any taxing authority on Lender, Client, the Equipment, its purchase, sale, ownership, security interest thereon, delivery, possession, operation or use including, without limitation, sales, excise, use, health services, property, goods and services, business transfer and value added taxes (including any penalties or interest based on late or non-payment), but excluding taxes imposed on or measured by Lender's overall net income.
        (z) "Warranties" means any and all warranties, guarantees, representations, service contracts, contracts to stock spare parts and similar agreements, oral or written, express, implied or statutory, relating to Equipment.
1.2 In this Agreement, unless the context otherwise requires, the singular includes the plural and vice-versa and words importing gender include each gender.
1.3 All references herein to statutes include the statute as it may be amended, restated or replaced with legislation of comparable effect.
1.4 Acts to be performed hereunder on non-business days shall be performed on the following business day.
2.      INSTALMENTS
2.1 Client hereby acknowledges that it has borrowed from Lender and is thereby, or has otherwise become, indebted to and agrees to repay to Lender, at the address of Lender stated on the face hereof or such other place notified by Lender to Client, the Financed Amount, together with interest thereon, by paying the Instalments stated on the face hereof. Unless otherwise stated, Instalments are due on the dates stated on the face hereof in each month, or other period (or the last day of the month, if there is no corresponding date), in arrears, throughout the term hereof. On the final Instalment date, Client shall pay Lender the outstanding balance of the Financed Amount, all accrued and unpaid interest thereon and all other amounts payable hereunder.
2.2 Client may at any time prepay the Financed Amount in whole or in part upon payment to Lender of a Prepayment Bonus determined as follows:
        (a) if the Financing Rate is a variable rate based on Prime Rate, the bonus shall be three months' interest on the amount prepaid calculated at the Financing Rate in effect at the time of prepayment, or
        (b)     if the Financing Rate is a fixed rate, the bonus shall be either
                (i) three months' interest on the amount prepaid calculated at the Financing Rate (the "Minimum Bonus"), if the Financing Rate does not exceed the Prime Rate in effect at the time of prepayment ("Current Prime"), or (ii) the greater of (A) the Minimum Bonus or (B) the amount determined as the product of (x) the Financing Rate less Current Prime times (y) the amount prepaid times (z) the fraction of the number of days to elapse until the final Instalment date, disregarding prepayments, divided by 365, if the Financing Rate exceeds Current Prime.
        Any portion of the Financed Amount prepaid shall be applied to the remaining Instalments in inverse order of maturity. No part of the Prepayment Bonus shall be applied in reduction of said remaining Instalments. If a Default or a Loss of Equipment occurs, the Prepayment Bonus shall also be payable by Client and shall be calculated by reference to the outstanding balance of the Financed Amount at the time of such Default or Loss of Equipment, as applicable.
3.      INTEREST
3.1 The Financed Amount shall bear interest from the date hereof until paid in full to Lender (as well before as after maturity, demand, Default or judgment) at the Financing Rate.
3.2 In addition to interest payable under Section 3.1, each Overdue Payment shall bear interest from the date due until paid in full to Lender (as well before as after demand, Default or judgment) at the rate of 12% per annum, calculated as specified in Section 3.3.
3.3 Interest payable hereunder shall accrue from day to day, be payable in arrears on each Instalment date and be computed upon the daily outstanding balance of the Financed Amount or Overdue Payment, as applicable, and shall be calculated on the basis of the number of days elapsed in a 365-day year. The yearly rate of interest to which each rate of interest expressed

--------------------------------------------------------------------------------
        herein is equivalent is the product of (a) such rate times (b) the fraction of the number of days in the year divided by 365.
3.4 If the Financing Rate is a variable rate based on Prime Rate, a change in Prime Rate automatically changes the rate of interest payable hereunder to the same extent and in the same manner effective with the frequency stated on the face hereof. Lender shall not be obliged to notify Client of any such change, any right to notice being hereby irrevocably waived by Client.
4.      TITLE, OWNERSHIP
        Title to, ownership of, and all property in Equipment shall remain with Client, but subject always to the security interests and other provisions hereof, and at Client's sole risk, until full payment in cash of all amounts repayable hereunder; prior to such payment, Client's rights therein are to quiet enjoyment and use on the terms and conditions of this Agreement so long as a Default has not occurred.
5.      SECURITY INTEREST AND WARRANTIES AS TO EQUIPMENT
5.1 In consideration of the Loan, Client hereby mortgages, hypothecates, charges by way of a first fixed charge, and grants to Lender a continuing security interest (herein collectively called a "security interest") in Equipment and Pledges in favour of Lender all insurance claims and all proceeds (including proceeds of proceeds) therefrom with respect to any loss or damage to Equipment or any lease or rental of Equipment, all to secure repayment of the Financed Amount and other Obligations of Client.
5.2 Client represents and warrants to Lender that the Client has good and marketable title to Equipment, free and clear of all Liens, except for the security interests of Lender hereunder. Client agrees to comply with all Warranties accruing to the Client pertaining to Equipment; however, any failure by any vendor to Client of Equipment to comply with any Warranty shall not affect Client's Obligations to Lender hereunder.
6.      PERSONAL PROPERTY AND WAIVERS
6.1 Equipment shall at all times be and remain moveable personal property. Notwithstanding any purpose for which Equipment may be used or that it may become affixed or attached to land or any structure thereon, Equipment shall remain subject to all rights of Lender hereunder as if it were not so affixed or attached.
6.2 Client agrees to obtain a waiver, if required by and in a form satisfactory to Lender, from any landlord, mortgagee, hypothecary creditor or other encumbrancer of the premises where Equipment is situated (and prior to its becoming affixed if it is to be affixed).
7.      MAINTENANCE, USE, OPERATION, ALTERATIONS, UPGRADES, ETC.
7.1     Client shall at its own expense:
        (a)     maintain Equipment in good operating condition, repair and appearance, ordinary wear and tear only excepted;
        (b)     comply with all recommendations or requirements of Supplier regarding Equipment so as to preserve all Warranties; and
        (c) at Lender's request, enter into a maintenance agreement for Equipment for the full term of this Agreement with Supplier or a competent service and maintenance agent approved by Lender.
7.2 Client shall not, without Lender's consent, make any alterations, additions, accessions or attachments to Equipment. Such consent will only be granted if such changes:
        (a) do not materially decrease the value of Equipment or limit, interfere with or frustrate its intended use;
        (b)     do not prejudice or adversely affect any Warranties; and
        (c)     are free from, and do not subject Equipment to, any Lien.
7.3 All replacement parts and components, alterations, additions, accessions and attachments to Equipment shall automatically become subject to the security interests created hereby as soon as they are acquired by or on behalf of Client.
7.4 Client shall affix and keep affixed to Equipment any labels supplied by Lender identifying its security interests in Equipment.
8.      INSPECTION
        Any representative of Lender shall have the right to inspect Equipment at all reasonable times upon notice to Client.
9.      INSURANCE
9.1 Client shall at its own expense place and maintain with insurers acceptable to Lender:
        (a) comprehensive all risks insurance on Equipment for the greater of the Financed Amount or the full replacement value of the Equipment. Such insurance shall include: (i) a loss payable clause in favour of Lender and (ii) a waiver of subrogation clause in favour of Lender; and
        (b) general public liability and property damage insurance with limits of liability at least equal to $1,000,000 or such greater amount as Lender may require. Such insurance shall extend to all liabilities of Client under this Agreement arising out of its use or possession of Equipment and to any potential vicarious liability of Lender as holder of security interests in Equipment created hereby.
9.2 All such policies of insurance shall be in place at the effective date of this Agreement and shall contain endorsements providing that: (a) 30 days' written notice shall be given to Lender before the policy lapses or is materially altered or cancelled; (b) the insurance shall be primary and not contributory; (c) Lender's interests therein shall not be invalidated or otherwise adversely affected by any act or omission, deliberate, negligent or otherwise, of Client or its agents, servants or employees (the so-called "standard mortgage clause"); (d) Lender shall not be responsible for payment of any premiums; and (e) Lender may elect to have all proceeds of loss payable only to itself.
9.3 Client shall supply Lender with certified copies of all insurance policies, endorsements or other evidence of the required coverage satisfactory to Lender within 30 days of the effective date of this Agreement and on request.
9.4 In the event of damage to any item of Equipment amounting to Loss of Equipment, Lender shall be entitled to receive immediate payment of the amount equal to the Accrued Liability with respect to such item of Equipment. Lender may retain any monies received from the insurance proceeds in an amount equal thereto, Client remaining liable for any deficiency.
10.     TAXES, ETC.
        Client shall have the sole responsibility for and shall duly and punctually pay all Taxes and all licence and similar fees payable at any time upon, or in respect of, Equipment, this Agreement and any payments or transactions contemplated hereunder.
11.     LIENS
        Client shall keep Equipment free of all Liens.

12.     LAWS AND REGULATIONS
        Client is and shall continue to be in compliance with all laws and regulations relating to use, operation or possession of Equipment or the security interests therein in favour of Lender, and those relating to the prevention of money laundering and terrorism.
13.     DEFAULT
        It shall be a Default under this Agreement if:
        (a) Client fails to pay any Instalment within 10 days after its due date;
        (b) any representation or warranty of Client made herein or in any instrument or document delivered to Lender in connection herewith is false or materially incorrect or misleading;
        (c) any insurance coverage required to be obtained and maintained by Client under this Agreement shall lapse, expire or be cancelled;
        (d) Client defaults in any other Obligation, or in any obligation under any other agreement with Lender or any Affiliate of Lender and such default continues for 10 days after notice thereof by Lender or such Affiliate, as applicable, to Client;
        (e) any act of bankruptcy takes place respecting Client, or any proceeding, petition or notice, voluntary or involuntary, is commenced, made, given or filed, as the case may be, by the Client or any other person, under any present or future statute or law relating to bankruptcy, insolvency or relief from or compromise or arrangement with creditors of Client;
        (f) Client ceases or threatens to cease to carry on business or makes or proposes to make any sale of the whole or any substantial portion of its assets in bulk, or otherwise out of the normal course of business;
        (g) any execution, sequestration, expropriation or similar process is brought or threatened, by way of notice or otherwise, against, or a distress or analogous process is levied upon the whole or any part of the property of Client or Equipment;
        (h) any trustee, receiver, interim receiver, administrator, manager or similar official is appointed with respect to all or any part of the property, assets or undertaking of Client, whether pursuant to any private instrument or agreement or by order of any court;
        (i) if ownership of or control and direction over the assets or undertaking of Client or the majority of its voting shares changes, by amalgamation, merger, sale, transfer of shares or otherwise, except pursuant to death of the shareholder, or Client passes any resolution concerning any matter referred to in paragraph (e) or with respect to, or any proceedings, voluntary or involuntary, are commenced under, any present or future law relating to amalgamation, liquidation, winding-up or dissolution;
        (j) an event occurs which, in the opinion of Lender, could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, operations, assets, liabilities or prospects of Client, Client's ability to perform any Obligation, or any obligation under any other agreement with Lender or any Affiliate of Lender, or on the rights and remedies of Lender thereunder, and continues for 10 days after notice thereof by Lender or such Affiliate, as applicable, to Client; or
        (k)     any event or circumstance described in any of paragraphs (c) and
                (e) through (j) inclusive occurs with respect to any guarantor or surety of Client respecting this Agreement or any person who controls Client or any Affiliate of Client. A Default under this Agreement shall be deemed a default under all other present and future agreements entered into between Client and Lender or any Affiliate of Lender.
14.     LENDER'S REMEDIES ON DEFAULT
        Upon Default, Lender shall be entitled to do one or more of the following:
        (a) declare this Agreement to be in default (with or without terminating this Agreement) whereupon all Obligations shall be immediately due, payable and enforceable without any notice or demand whatsoever;
        (b)     terminate this Agreement;

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        (c)     declare any or all of the Obligations to be immediately due and payable, or be subject to immediate performance, as the case may be, without presentment, protest or notice of dishonor, all of which are expressly waived;
        (d) take possession of Equipment, without demand, notice or legal proceeding and enter on any premises of Client or any other person for such purpose;
        (e) sell, lease or otherwise dispose of Equipment by public or private transaction for such consideration payable immediately and/or deferred and on such terms and conditions as Lender in its discretion determines;
        (f) whether or not this Agreement may have been or be deemed to have been terminated, demand, sue for and recover the amount equal to the Accrued Liability, less, if applicable, the net proceeds to Lender derived from the sale, lease or other disposition of the Equipment, after deducting all Costs of Disposition; and
        (g) exercise any other rights or remedies and/or take any proceedings available to Lender hereunder, at law or in equity.
        In lieu of selling, leasing or otherwise disposing of Equipment, Lender may retain Equipment and cause Equipment to be valued by a qualified appraiser selected by it and such value shall be substituted for and deducted as net proceeds to Lender under subparagraph (f) of this Section. Proceeds of sale, lease or disposal need be deducted only when received, unless Lender elects to take the present value of payments to be received, discounted at the Financing Rate then in effect, compounded monthly.
15.     LENDER'S RIGHTS TO REMEDY DEFAULTS
        If Client fails to perform or comply with any Obligation, Lender may, but has no obligation to, perform same in the name of Client or Lender and make all necessary disbursements in connection therewith, which shall be reimbursed by Client immediately on demand. Lender is hereby appointed Client's lawful attorney to take any such action in Client's name.
16.     CLIENT'S GENERAL INDEMNITIES
        Client shall indemnify and save harmless Lender from and against all existing or future losses, costs, charges, expenses, liabilities, claims, demands, penalties, damages, suits, actions and causes of action of every nature and kind whatsoever, including strict liability in tort or in delict (collectively, "Claims") sustained or suffered by Lender, or for which Lender may become liable, resulting from or arising out of:
        (a) Lender's lawful exercise or performance of its rights or obligations under this Agreement;
        (b)     the holding by Lender of a security interest in the Equipment;
        (c)     any Default;
        (d) any personal injury or property damage or other commercial loss arising out of the sale or delivery to, installation, ownership, use, operation, maintenance, condition, return, removal and re-delivery of Equipment; or
        (e) any use or operation of Equipment which infringes any patent or other industrial or intellectual property right, unless caused by the gross negligence or willful misconduct of Lender, its employees, servants or agents.
17.     ADMINISTRATIVE FEES AND EXPENSES
        Client shall pay Lender on demand Lender's prevailing fees and all costs and disbursements (including legal fees and expenses) certified by Lender as having been incurred or made in connection with the enforcement or preservation of any right or remedy arising on Default or in connection with the rendering of financial services under this Agreement including, without limitation, for processing of payments and rendering statements to Client.
18.     PRE-AUTHORIZED PAYMENTS
        Client shall execute and deliver to Lender from time to time upon request pre-authorized payment orders in such form as Lender may reasonably request. Lender is hereby authorized to deliver such orders to the financial institution named therein. Client hereby appoints Lender its lawful attorney to take all action contemplated by such payment orders to receive payment of any amount due under this Agreement. Lender may decline any other form of payment.
19.     LOCATION OF EQUIPMENT
19.1 Except as otherwise expressly permitted hereunder, Client shall not part with possession of Equipment nor remove any of same from Canada.
19.2 Client covenants that Equipment will continue to be located where stated on the face hereof, or at any other location agreed to in writing by Lender.
20.     ASSIGNMENT AND LEASING
        Client shall not assign any rights hereunder and Client shall not sell or attempt to sell Equipment nor lease or rent or attempt to lease or rent Equipment, in any case without the prior consent of Lender, and such consent may be withheld by Lender in its sole and unfettered discretion. No action aforesaid by Client shall relieve Client of any of its Obligations.
21.     CLIENT'S GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS
        Client represents and warrants to and covenants with Lender that: (a) if Client is a body corporate, it is and will continue to be a body corporate or other legal entity duly and validly incorporated or otherwise established, organized and existing in good standing under the laws of its jurisdiction of incorporation or establishment, with all necessary power and authority to execute, deliver and perform this Agreement; (b) if Client is a body corporate, all of the transactions contemplated herein have been and will be duly authorized by all necessary action, are not and will not be in conflict with the constating documents or by-laws of Client or any indenture, instrument, agreement or undertaking to which it is or will be a party or by which it or its assets are or may become bound; (c) this Agreement is and will continue to be the legal, valid and binding obligation of Client, enforceable against it in accordance with its terms; d) all Information as defined in Section 41 provided by Client to Lender is accurate; and
        e) all payments to Lender are and will be derived from legal sources. Client agrees to furnish to Lender a copy of its most recent annual financial statements, audited if applicable, promptly upon availability and in any event, within 90 days of each financial year-end. Upon request by Lender, Client agrees also to furnish its quarterly financial statements promptly upon availability and, in any event, within 60 days of each financial quarter-end.

22.     STATUTORY WAIVERS AND ACKNOWLEDGEMENT
22.1 Client waives its right to receive a copy of any financing statement or financing change statement registered by Lender and of any related verification statement.
22.2 Client waives, to the fullest extent permitted by law, the application of the provisions of a) THE LIMITATION OF CIVIL Rights Act (Saskatchewan); and b) THE DISTRESS ACT (Manitoba). Client agrees that the provisions of this Agreement are commercially reasonable.

23.     NO SET-OFF - EXCLUSION AND ASSIGNMENT OF WARRANTIES
23.1 CLIENT IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL EQUITIES AGAINST ANY INSTALMENT AND OTHER AMOUNT DUE TO LENDER HEREUNDER AND AGREES TO PAY EACH SUCH INSTALMENT AND OTHER AMOUNT WITHOUT REGARD TO ANY EQUITIES. NEITHER DEFECTS IN, DAMAGE TO, NOR LOSS OR DESTRUCTION OF EQUIPMENT SHALL TERMINATE THIS AGREEMENT OR REDUCE CLIENT'S OBLIGATIONS HEREUNDER, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.
23.2 CLIENT REPRESENTS AND WARRANTS TO AND COVENANTS WITH LENDER THAT EQUIPMENT IS AND WILL BE USED FOR COMMERCIAL, INDUSTRIAL OR BUSINESS PURPOSES ONLY AND NOT FOR PERSONAL, FAMILY, HOUSEHOLD OR FARMING PURPOSES;
23.3 (A) LENDER SHALL NOT BE BOUND BY OR BE DEEMED TO HAVE MADE OR BE LIABLE FOR ANY REPRESENTATION, WARRANTY OR PROMISE MADE BY SUPPLIER OR OTHERWISE; (B) LENDER SHALL NOT BE LIABLE FOR ANY FAILURE OF EQUIPMENT INCLUDING ANY LATENT DEFECT OR ALLEGED FUNDAMENTAL BREACH OF THIS AGREEMENT; (C) NEITHER LENDER NOR ANY OF ITS EMPLOYEES, SERVANTS OR AGENTS HAS MADE AND DOES NOT NOW MAKE ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO EQUIPMENT OR ANY INTELLECTUAL OR INDUSTRIAL PROPERTY RIGHTS THEREIN INCLUDING, WITHOUT LIMITATION, THE DESIGN, SPECIFICATIONS, CONDITION, QUALITY, MERCHANTABILITY OR FITNESS FOR CLIENT'S PURPOSES AND (D) LENDER SHALL HAVE NO LIABILITY FOR ANY DIRECT, INDIRECT, PUNITIVE, EXEMPLARY, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSS OF PROFITS, ACTUAL OR ANTICIPATED, OR FOR ANY DAMAGES BASED ON STRICT OR ABSOLUTE TORT OR DELICTUAL LIABILITY OR LENDER'S OR SUPPLIER'S NEGLIGENCE. NOTHING HEREIN SHALL DEPRIVE CLIENT OF ITS RIGHTS AGAINST SUPPLIER OR ANY PERSON OTHER THAN LENDER. CLIENT SHALL MAKE ANY CLAIMS WITH RESPECT TO EQUIPMENT DIRECTLY AGAINST SUPPLIER.
23.4 IF EQUIPMENT IS SEIZED OR SOLD BY LENDER, ALL WARRANTIES OF SUPPLIER AND RIGHTS TO ALL SOFTWARE, OTHER INTELLECTUAL AND INDUSTRIAL PROPERTY LICENSES ACCOMPANYING GOODS SHALL BE DEEMED ASSIGNED BY CLIENT TO LENDER.
24.     NOTICES
        Any notice, demand, consent or other communication required or permitted hereunder ("Notice") shall be in writing and may be delivered, or sent by prepaid registered mail, or by telex, telecopier or other means which produces a permanent written record (a "transmission"). Mailed Notice shall be deemed to have been given two business days after mailing provided there is no general disruption or stoppage of postal services then in effect, in which case delivery shall be made by one of the other methods permitted herein; delivered Notice shall be effective upon delivery during business hours to an apparently responsible adult, and transmissions shall be deemed to have been received at the opening of the business day immediately following transmission. Addresses for Notice shall be those addresses stated on the face hereof and may be changed in accordance with the foregoing.

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25.     REMEDIES CUMULATIVE
        All rights and remedies of Lender hereunder are cumulative and not exclusive or alternative and may be exercised by Lender separately or together, in any order, sequence or combination.
26.     FORBEARANCE, INDULGENCE AND WAIVERS
        Forbearance or indulgence by Lender in any instance shall not constitute a general waiver of the obligation under this Agreement to which the same applies. Any waiver by Lender of its rights must be in writing and shall not extend to any other obligation or right.
27.     ALLOCATIONS
        Client hereby irrevocably and unconditionally waives any present or future right to allocate any payment made to Lender to any specific Obligation due under this Agreement or under any other agreement with Lender or any affiliate of Lender. Lender may allocate and apply any payment received to any Obligation due hereunder or under any other agreement with Lender or affiliate of Lender and may reverse, reallocate and re-apply any such payment as many times and in such manners as Lender from time to time sees fit. Payments received shall be allocated upon receipt of legal tender or cleared funds. Lender is hereby irrevocably authorized to combine and set off amounts payable by it to Client with amounts owing to it from Client (in each case whether matured or not and whether absolute or contingent) under the same or different agreements.
28.     TIME
        Time is and shall remain of the essence of this Agreement.
29.     ENTIRE AGREEMENT
29.1 There are no representations, warranties, covenants, agreements or acknowledgements by Lender affecting the Financed Amount, the Obligations, the Accrued Liability, this Agreement or Equipment, other than expressed in this Agreement.
29.2 No agreement purporting to amend or modify this Agreement or any other document, paper or writing relating hereto or to Equipment or connected herewith shall be binding unless in writing signed by the parties hereto.
30.     SEVERABILITY
        Any term, condition or provision of this Agreement which is deemed to be void, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be severed herefrom and ineffective to the extent of such invalidity, prohibition or unenforceability, without in any way invalidating the balance hereof.
31.     NO MERGER IN JUDGMENT
        The taking of any judgment by Lender under this Agreement shall not operate as a merger or novation of any term or condition hereof or of any obligation of Client or Lender hereunder.
32.     FURTHER ASSURANCES AND POWER OF ATTORNEY
32.1 Client and Lender each shall do, execute and perform all such acts, deeds, documents and things as may be reasonably required to enable Lender to have the full benefit of all rights and remedies intended to be reserved or created hereby. Lender is hereby appointed Client's lawful attorney to complete and/or correct any information on the face hereof or in any Schedule hereto.
32.2 Each power of attorney granted in this Agreement is granted with full power of substitution, is irrevocable, is coupled with an interest, shall survive termination of this Agreement and may be exercised during any subsequent legal incapacity of Client or Lender.
33.     CURRENCY
        Unless otherwise stated in this Agreement, all sums of money payable hereunder shall be paid in Canadian dollars.
34.     SURVIVAL
        Notwithstanding any other Section, any accrued Obligations, the Obligations of Client under Sections 9.4, 10, 15, 16, 17, 22 and 27 and all rights of Lender hereunder, whether accrued or not, shall survive the termination or expiration of this Agreement and the payment of the Accrued Liability and all other amounts payable hereunder.
35.     SECTION HEADINGS
        Section headings in this Agreement are for convenience of reference only and do not affect the interpretation or construction hereof.
36.     SUCCESSORS AND ASSIGNS
        This Agreement shall inure to the benefit of and be binding upon Lender and Client, their respective heirs, executors, administrators, personal representatives, successors and permitted assigns and lessees. Lender may assign or transfer in whole or in part its rights under this Agreement or Equipment, and/or Pledge its rights hereunder or in Equipment and any assignee, transferee or beneficiary of such Pledge ("Assignee") shall be unrestricted in the exercise of such rights. Client shall recognize any such assignment, transfer or Pledge and shall not assert against any Assignee any Claims or Equities which it may have against Lender respecting this Agreement or Equipment and waives all Claims and Equities against Assignee's rights to enforce this Agreement based on Lender's alleged failure to perform same or Supplier's breach of Warranties. Client shall not be entitled to assign its rights or obligations hereunder.
37.     CHOICE OF LAW
        This Agreement shall be governed, construed, performed and enforced in accordance with the laws of the Province where the address of Client is located as stated on the face of this Agreement.
38.     LANGUAGE
        The parties hereto have expressly required that this Agreement and all documents, agreements and notices related thereto be drafted in the English language. Les parties aux presentes ont expressement exige que le present contrat et tous les autres documents, conventions ou avis qui y sont afferents soient rediges en langue anglaise.
39.     JOINT AND SEVERAL LIABILITY
        If more than one person executes this Agreement as Client their obligations hereunder shall be joint and several and, where the context so admits, each reference in this Agreement to "Client" shall include reference to any one or more or all such persons and the acts or omissions of and such persons shall bind all of them.
40.     RECEIPT OF AGREEMENT
        Client acknowledges receipt of an executed copy of this Agreement.
41.     INFORMATION
        Client hereby consents and authorizes Lender and its affiliates, agents, contractors and representatives, at any time, a) to collect, verify, use, communicate with and disclose to third parties (including credit reporting agencies, financial institutions, creditors, vendors and other persons) any credit, financial and other information, including personal information (as applicable) and information related to the credit rating, financial capacity and payment history, with respect to Client ("Information"), as Lender deems necessary to process, complete, service and enforce the transactions hereby contemplated and any other existing or potential transactions, or as required or otherwise permitted by law;
        b) to respond to inquiries from, and exchange any Information with, third parties concerning Client's credit rating, financial capacity and payment history; c) to provide Information to persons to whom Lender considers assigning, granting a participation or otherwise disposing of rights or obligations under the transactions hereby contemplated; and d) to provide to any person copies of this Agreement. This consent is in addition to and does not replace any consent previously given.

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